As filed with the Securities and Exchange
Commission on May 25, 1999
Registration No. 33-18779
811-5486
SECURITIES AND EXCHANGE COMMISSIONWashington, D.C.  20549
FORM N-1AREGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
    [ ] Pre-Effective Amendment No.

[X] Post-Effective Amendment No.    19

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940, as amended

Amendment No.     21    [X]

SMITH BARNEY NEW JERSEY MUNICIPALS FUND INC.
(Exact name of Registrant as Specified in Charter)

388 Greenwich Street, New York, New York 10013
(Address of principal executive offices) (Zip Code)

(212)816-6474
(Registrant's telephone number, including Area Code)

Christina T. Sydor
388 Greenwich Street, New York, New York 10013
(Name and address of agent for service)
Continuous(Approximate Date of Proposed Public Offering)It is proposed that this filing becomes effective (check appropriate box):


[  ]  Immediately upon filing pursuant to paragraph b
[  ]   on (date) pursuant to paragraph b
[  ]  60 days after filing pursuant to paragraph (a)(1)
[x]  on July 29, 1999 pursuant to paragraph (a)(1)
[  ]  75 days after filing pursuant to paragraph (a)(2)
[  ]  on (date) pursuant to paragraph (a) (2) of Rule 485


If appropriate, check the following box:[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

PART  A-Prospectus

[LOGO]

Smith Barney Mutual Funds

Investing for your future.

Every day.




Prospectus     Smith Barney
                    Mutual Funds
--------------------------------------------------------------


July 29, 1999    New Jersey Municipals Fund Inc.

                    Class A, B, L and Y Shares



The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

--------------------------------------------------------------------------------
Contents
--------------------------------------------------------------------------------

       Investments, risks and performance...........................  2

       More on the fund's investments...............................  8

       Management...................................................  9

       Choosing a class of shares to buy............................ 10

       Comparing the fund's classes................................. 11

       Sales charge................................................. 12

       More about deferred sales charges............................ 15

       Buying shares................................................ 16

       Exchanging shares............................................ 17

       Redeeming shares............................................. 18

       Other things to know about
        share transactions.......................................... 20

       Dividends, distributions and taxes........................... 22

       Share price.................................................. 23

       Financial highlights......................................... 24


You should know:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

--------------------------------------------------------------------------------
Investments, risks and performance
--------------------------------------------------------------------------------

Investment objective

The fund seeks to provide New Jersey investors with as high a level of current income exempt from federal income taxes and New Jersey personal income taxes as is consistent with prudent investment management and the preservation of capital.

Principal investment strategies

Key investments The fund invests primarily in intermediate-term and long-term investment grade New Jersey municipal securities. These include securities issued by the State of New Jersey and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from New Jersey personal income taxes. Intermediate-term and long-term municipal securities have remaining maturities at the time of purchase of from three to more than thirty years. The fund can invest up to 25% of its assets in below investment grade bonds or in unrated securities of equivalent quality (commonly known as "junk bonds"). Investment grade bonds are those rated in any of the four highest long-term rating categories, or if unrated, of comparable quality.

Selection process The manager selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the manager:

 .   Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market

 .   May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

 .   Considers the yield available for securities with different maturities and a security's maturity in light of the outlook for the issuer and its sector and interest rates

 .   Identifies individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Principal risks of investing in the fund
Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

 . Interest rates rise, causing the value of the fund's portfolio to decline
 . The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or the security's credit rating is downgraded

 . New Jersey municipal securities fall out of favor with investors. The fund will suffer more than a national municipal fund from adverse events affecting New Jersey municipal issuers

 . Unfavorable legislation affects the tax-exempt status of municipal bonds
 . The manager's judgment about the attractiveness, value or income potential of a particular security proves to be incorrect

It is possible that some of the fund's income distributions may be, and distributions of the fund's gains generally will be, subject to federal and New Jersey state taxation. The fund may realize taxable gains on the sale of its securities or on transactions in futures contracts. Some of the fund's income may be subject to the federal alternative minimum tax. In addition, distributions of the fund's income and gains will be taxable to investors in states other than New Jersey.

The fund is classified as "non-diversified," which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund concentrates its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.

Who may want to invest  The fund may be an appropriate investment if you:

 . Are a New Jersey taxpayer in a high federal tax bracket seeking income exempt from New Jersey and federal taxation
 . Currently have exposure to other asset classes and are seeking to broaden your investment portfolio
 . Are willing to accept the risks of municipal securities, including the risks of concentrating in a single state

--------------------------------------------------------------------------------
Risk return bar chart
--------------------------------------------------------------------------------

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. This bar chart shows the performance of the fund's Class A shares for each of the past 10 years. Class B, L and Y shares would have different performance because of their different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.


[BAR GRAPH]

                         Total Return: Class A Shares

                              89              31.86%
                              90              (11.87)%
                              91              37.8%
                              92              0.49%
                              93              52.78%
                              94              8.9%
                              95              2.4%
                              96              13.6%
                              97              1.91%
                              98              11.74%

                       Calandar years ended December,31

Quarterly returns:  Highest:  xx% in ___ quarter 199X;  Lowest:   xx% in ___
quarter 199X
          Year to date: xx% through 6/30/99

Risk return table

This table indicates the risks of investing in the fund by comparing the average annual total return of each class for the periods shown with that of the Lehman Brothers Municipal Bond Index (the "Lehman Index"), a broad-based unmanaged index of municipal bonds and the Lipper New Jersey Municipal Fund Average (the "Lipper Average"), an average composed of the fund's peer group of mutual funds. This table assumes imposition of the maximum sales charge applicable to the class, redemption of shares at the end of the period, and reinvestment of distributions and dividends.


  Average Annual Total Returns -- Calendar Years Ended December 31, 1998
--------------------------------------------------------------------------------
Class        1 year     5 years  10 years  Since inception  Inception date
A                                                                  4/22/88
--------------------------------------------------------------------------------
B                                  n/a                             11/6/92
--------------------------------------------------------------------------------
L                         n/a      n/a                            12/13/94
--------------------------------------------------------------------------------
Y                                  n/a                          [xx/xx/xx]
--------------------------------------------------------------------------------
Lehman Index                                                         *
--------------------------------------------------------------------------------
Lipper                                                               *
 Average

*Index comparison begins on April 30, 1988.

Fee table
This table sets forth the fees and expenses you will pay if you invest in fund shares.

Shareholder fees
---------------------------------------------------------------------------
-----------------------
(fees paid directly from your investment)                Class A   Class B
   Class L   Class Y
Maximum sales charge (load) imposed on purchases (as       4.00%     None
      1.00%     None
 a % of offering price)

Maximum deferred sales charge (load) (as a % of the        None*     4.50%
   1.00%     None
 lower of net asset value at purchase or redemption)

Annual fund operating expenses

(expenses deducted from fund assets)

Management fee                                             0.50%     0.50%
    0.50%     0.50%

Distribution and service (12b-1) fees                      0.15%     0.65%
     0.70%     None

Other expenses                                              --        --
        --        --

Total annual fund operating expenses                        --        --
        --        --

*You may buy Class A shares in amounts of $500,000 or more at net asset value
 (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower.
The example assumes:
 .  You invest $10,000 in the fund for the period shown
 .  Your investment has a 5% return each year
 .  You reinvest all distributions and dividends without a sales charge
 .  The fund's operating expenses remain the same

-------------------------------------------------------------------------
-------------------------
  Number of years you own your shares
----------------------------------------------------------------------
----------------------------
                                         1 year  3 years  5 years  10 years
Class A (with or without redemption)     $       $        $        $

Class B (redemption at end of period)    $       $        $        $

Class B (no redemption)                  $       $        $        $

Class L (redemption at end of period)    $       $        $        $

Class L (no redemption)                  $       $        $        $

Class Y (with or without redemption)     $       $        $        $

--------------------------------------------------------------------------------
More on the fund's investments
--------------------------------------------------------------------------------

New Jersey municipal securities New Jersey municipal securities include debt obligations issued by certain non-New Jersey governmental issuers such as Puerto Rico, the Virgin Islands and Guam. The interest on New Jersey municipal securities is exempt from federal income tax and New Jersey personal income tax. As a result, the interest rate on these bonds normally is lower than it would be if the bonds were subject to taxation. The New Jersey municipal securities in which the fund invests include general obligation bonds, revenue bonds and municipal leases. The fund may also invest up to 35% of its net assets in municipal securities of non-New Jersey issuers. These will generally be exempt from federal, but not New Jersey, income taxes.

Below investment grade securities Below investment grade securities, also known as "junk bonds", are considered speculative with respect to the issuer's ability to pay interest and principal, involve a high risk of loss and are susceptible to default or decline in market value because of adverse economic and business developments. The market value for these securities lends to be very volatile, and these securities are less liquid than investment grade debt securities.

Derivative contracts The fund may, but need not, use derivative contracts, such as financial futures and options on financial futures, for any of the following purposes:

 . To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates
 . As a substitute for buying or selling securities

A futures contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities. Even a small investment in futures can have a big impact on a fund's interest rate exposure. Therefore, using futures can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The fund may not fully benefit from or may lose money on futures if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain futures present the same types of default risk as issuers of fixed income securities. Futures can also make a fund less liquid and harder to value, especially in declining markets.

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

--------------------------------------------------------------------------------
Management
--------------------------------------------------------------------------------

Manager The fund's investment adviser and administrator (the manager) is SSBC Fund Management Inc., an affiliate of Salomon Smith Barney Inc. The manager's address is 388 Greenwich Street, New York, New York 10013. The manager selects the fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

Joseph P. Deane, investment officer of SSBC Fund Management Inc. and senior vice president and managing director of Salomon Smith Barney, has been responsible for the day-to-day management of the fund since February 1999. Mr. Deane has 29 years of investment management experience.

Management fees During the fiscal year ended March 31, 1999, the manager received an advisory fee and an administrative fee equal to 0.30% and ___%, respectively, of the fund's average daily net assets.

Distributor The fund has entered into an agreement with CFBDS, Inc. to distribute the fund's shares. A selling group consisting of Salomon Smith Barney and other broker-dealers sells fund shares to the public.

Distribution plans The fund has adopted Rule 12b-1 distribution plans for its Class A, B and L shares. Under each plan, the fund pays distribution and service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

Year 2000 issue Information technology experts are concerned about computer systems' ability to process date-related information on and after January 1, 2000. This situation, commonly known as the "Year 2000" issue, could have an adverse impact on the fund. The cost of addressing the Year 2000 issue, if substantial, could adversely affect companies and governments that issue securities held by the fund. The manager and Salomon Smith Barney are addressing the Year 2000 issue for their systems. The fund has been informed by other service providers that they are taking similar measures. Although the fund does not expect the Year 2000 issue to adversely affect it, the fund cannot guarantee that the efforts of the fund, which are limited to requesting and receiving reports from its service providers, or the efforts of its service providers to correct the problem will be successful.

--------------------------------------------------------------------------------
Choosing a class of shares to buy
--------------------------------------------------------------------------------


You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

 . If you plan to invest regularly or in large amounts, buying Class A shares may help you reduce sales charges and ongoing expenses.

 . For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.

 . Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:
 .  A Salomon Smith Barney Financial Consultant
 . An investment dealer in the selling group or a broker that clears through Salomon Smith Barney -- a dealer representative
 . The fund, but only if you are investing through certain qualified plans or certain dealer representatives

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.


                                                   Initial
                     Additional
                                        --------------------------------
         -------------
                                         Classes A, B, L    Class Y
     All Classes

---------------------------------------------------------------------------
--------------------
General                                   $1,000           $15 million
                 $50
--------------------------------------------------------------------------
---------------------
Monthly Systematic Investment Plans       $   25              n/a
        $25
-------------------------------------------------------------------------
----------------------
Monthly Systematic Investment Plans       $   50              n/a
        $50
----------------------------------------------------------------------------
-------------------
Uniform Gift to Minor Accounts            $  250           $15 million
              $50
----------------------------------------------------------------------------
-------------------

--------------------------------------------------------------------------------
Comparing the fund's classes
--------------------------------------------------------------------------------

Your Salomon Smith Barney Financial Consultant or dealer representative can help you decide which class meets your goals. They may receive different compensation depending upon which class you choose.


                        Class A                Class B               Class L
            Class Y
---------------------------------------------------------------------------
-------------------------------------
Key              .Initial sales charge    .  No initial sales   Initial sales
      . No initial or
features         .You may qualify            charge           charge is lower
      deferred sales charge
                  for reduction or        .  Deferred sales      than Class A
       . Must invest at least
                  waiver of initial          charge declines   Deferred sales
       $15 million
                  sales charge               over time         charge for only 1
    . Lower annual expenses
                 .Lower annual            .  Converts to             year
             than the other class
                  expenses than Class        Class A after 8     . Does not
                  B and Class L              years               convert to
                                          .  Higher annual         Class A
                                             expenses than      . Higher annual
                                             Class A              expenses than
                                                                     Class A
---------------------------------------------------------------------------
-------------------------------------
Initial sales    Up to 4.00%;             None                       1.00%                  None
 charge          reduced for large
                 purchases and
                 waived for certain
                 investors.  No
                 charge for
                 purchases of
                 $500,000 or more
---------------------------------------------------------------------------
-------------------------------------
Deferred         1% on purchases of      Up to 4.50%        1% if you redeem
      None
 sales charge    $500,000 or more if     charged when you   within 1 year of
                 you redeem within       redeem shares.           purchase
                 1 year of purchase      The charge is
                                         reduced over time
                                         and there is no
                                         deferred sales
                                         charge after 6 years
--------------------------------------------------------------------------
--------------------------------------
Annual           0.15% of average        0.65% of average         0.70% of
 average         None
distribution     daily net assets        daily net assets         daily net
assets
and service
fees
---------------------------------------------------------------------------
-------------------------------------
Exchange         Class A shares of       Class B shares of        Class L
shares of       Class Y shares of
privilege        most Smith Barney       most Smith Barney        most Smith
            most Smith Barney
                 funds                   funds                    Barney
funds            funds
---------------------------------------------------------------------------
-------------------------------------

*Ask your Salomon Smith Barney Financial Consultant or dealer representative or visit the web site for the Smith Barney funds available for exchange.

--------------------------------------------------------------------------------
Sales charge:
--------------------------------------------------------------------------------

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.


                                     Sales Charge as a % of

                                    Offering     Net amount
Amount of purchase                   price (%)   invested (%)

Less than $25,000                       4.00           4.17
-----------------------------------------------------------
$25,000 but less than $50,000           3.50           3.63
$50,000 but less than $100,000          3.00           3.09
-----------------------------------------------------------
$100,000 but less than $250,000         2.50           2.56
$250,000 but less than $500,000         1.50           1.52
-----------------------------------------------------------
$500,000 or more                         -0-            -0-
-----------------------------------------------------------


Investments of $500,000 or more. You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

 . Accumulation privilege - lets you combine the current value of Class A shares owned

 .  by you, or
 .  by members of your immediate family,

and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

 . Letter of intent - lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

 .  Employees of members of the NASD

 . Clients of newly employed Salomon Smith Barney Financial Consultants, if certain conditions are met

 . Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Salomon Smith Barney Financial Consultant or dealer representative is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Salomon Smith Barney Financial Consultant or dealer representative or consult the Statement of Additional Information ("SAI").

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of purchase, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase increases.

-----------------------------------------------------------------------
                                                        6th
Year after purchase     1st   2nd   3rd   4th   5th   through
                                                        8th
-----------------------------------------------------------------------
Deferred sales charge   4.5%    4%    3%    2%    1%     0%
-----------------------------------------------------------------------

Class B conversion. After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

----------------------------------------------------------------------------
-------------
Shares issued:                  Shares issued:                    Shares issued:
At initial                      On reinvestment of                Upon
exchange from
purchase                        dividends and                     another
Smith Barney
                                distributions                     fund
----------------------------------------------------------------------------
-------------
Eight years after the      In same proportion as the          On the date
the shares
date of purchase           number of Class B shares           originally
acquired would
                           converting is to total Class B     have converted
 into Class A
                           shares you own                     shares
---------------------------------------------------------------------------
--------------

Class L shares

You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of the fund on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2001.

Class Y shares

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest $5,000,000.

--------------------------------------------------------------------------------
More about deferred sales charges
--------------------------------------------------------------------------------


The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

 .  Shares exchanged for shares of another Smith Barney fund
 .  Shares representing reinvested distributions and dividends
 .  Shares no longer subject to the deferred sales charge

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Salomon Smith Barney Financial Consultant or dealer representative.

Salomon Smith Barney receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Salomon Smith Barney Financial Consultant or dealer representative.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

 .  On payments made through certain systematic withdrawal plans
 .  For involuntary redemptions of small account balances
 .  For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Salomon Smith Barney Financial Consultant or dealer representative or consult the SAI.

--------------------------------------------------------------------------
--------------
Buying shares
----------------------------------------------------------------------------
------------

Through a       You should contact your Salomon Smith Barney Financial
Consultant
Salomon         or dealer representative to open a brokerage account and make
Smith           arrangements to buy shares.
Barney
Financial       If you do not provide the following information, your order will be
representa-     rejected:
tive
                .  Class of shares being bought
                .  Dollar amount or number of shares being bought

                You should pay for your shares through your brokerage account no later than the third business day after you place your order.
                Salomon Smith Barney or your dealer representative may charge an annual account maintenance fee.
--------------------------------------------------------------------------
--------------
Through the     Qualified retirement plans and certain other investors who are
fund's          clients of the selling group are eligible to buy shares
directly from
transfer        the fund.
agent
                .  Write the transfer agent at the following address:

                  Smith Barney New Jersey Municipals Fund, Inc.
                  (Specify class of shares)
                  c/o First Data Investor Services Group, Inc.
                  P.O. Box 5128
                  Westborough, Massachusetts 01581-5128

                . Enclose a check to pay for the shares. For initial purchases, complete and send an account application.

                . For more information, call the transfer agent at 1-800-451-2010.

--------------------------------------------------------------------------
--------------

Through a       You may authorize Salomon Smith Barney, your dealer
systematic      representative or the transfer agent to transfer funds
automatically
investment      from a regular bank account, cash held in a Salomon Smith Barney
plan            brokerage account or Smith Barney money market fund to buy shares on a regular basis.

                . Amounts transferred should be at least: $25 monthly or $50 quarterly

                . If you do not have sufficient funds in your account on a transfer date, Salomon Smith Barney, your dealer representative or the transfer agent may charge you a fee

                For more information, contact your Salomon Smith Barney
                Financial Consultant, dealer representative or the transfer agent or consult the SAI.


---------------------------------------------------------------------------
------------
Exchanging shares
--------------------------------------------------------------------------
-------------
Smith            You should contact your Salomon Smith Barney Financial
Consultant
Barney           or dealer representative to exchange into other Smith
Barney funds.
offers a         Be sure to read the prospectus of the Smith Barney fund you are
distinctive      exchanging into.  An exchange is a taxable transaction.
family of
funds            .  You may exchange shares only for shares of the same class of
 tailored to     another Smith Barney fund.  Not all Smith Barney funds
offer all
 help meet       classes.
 the varying
 needs of        .  Not all Smith Barney funds may be offered in your state of
 both large      residence.  Contact your Salomon Smith Barney Financial
Consultant,
 and small       dealer representative or the transfer agent.
 investors
                 .  You must meet the minimum investment amount for each fund.

                 . If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers
                 (documents transferring ownership of certificates) before the exchange is effective.

                 .  The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.
---------------------------------------------------------------------------
--------------
Waiver of        Your shares will not be subject to an initial sales charge at the time
additional       of sales the exchange.
charges
                 Your deferred sales charge (if any) will continue to be
measured from
                 the date of your original purchase.  If the fund you
exchange into has
                 a higher deferred sales charge, you will be subject to
that charge.  If
                 you exchange at any time into a fund with a lower charge,
the sales
                 charge will not be reduced.
---------------------------------------------------------------------------
--------------
By               If you do not have a brokerage account, you may be eligible to
telephone        exchange shares through the transfer agent.  You must
complete an
                 authorization form to authorize telephone transfers.  If
eligible, you
                 may make telephone exchanges on any day the New York Stock
                 Exchange is open.  Call the transfer agent at 1-800-451-2010 between
                 9:00 a.m. and 5:00 p.m. (Eastern time).  Requests received after the
                 close of regular trading on the Exchange are priced at the net asset
                 value next determined.

                 You can make telephone exchanges only between accounts that have
                 identical registrations.
--------------------------------------------------------------------------
---------------

By mail If you do not have a Salomon Smith Barney brokerage account, contact your dealer representative or write to the transfer agent at the address on the opposite page.

--------------------------------------------------------------------------------
Redeeming shares
--------------------------------------------------------------------------------

[S]            [C]
Generally      Contact your Salomon Smith Barney Financial Consultant or
               dealer representative to redeem shares of the fund.

               If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

               If the shares are held by a fiduciary or corporation, other documents may be required.

               Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

               If you have a Salomon Smith Barney brokerage account, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
-------------------------------------------------------------------------------
By mail For accounts held directly at the fund, send written requests to the transfer agent at the following address:

                         Smith Barney New Jersey Municipals Fund, Inc. (Specify class of shares)
                         c/o First Data Investor Services Group, Inc.
                         P.O. Box 5128
                         Westborough, Massachusetts 01581-5128

                         Your written request must provide the following:

                         .  Your account number

                         . The class of shares and the dollar amount or number of shares to be redeemed

                         . Signatures of each owner exactly as the account is registered

By               If you do not have a brokerage account, you may be eligible to
telephone        redeem shares in amounts up to $10,000 per day through the transfer agent. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the New York Stock
                 Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 5:00 p.m. (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.

                 Your redemption proceeds can be sent by check to your
                 address of record or by wire transfer to a bank account
                 designated on your authorization form.  You must submit a
                 new authorization form to change the bank account
                 designated to receive wire transfers and you may be asked to provide certain other documents.
 -------------------------------------------------------------------------------
Automatic        You can arrange for the automatic redemption of a portion of
cash             your shares on a monthly or quarterly basis.  To qualify you
withdrawal       must own shares of the fund with a value of at least $10,000
plans            and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

                 The following conditions apply:

                 .  Your shares must not be represented by certificates

                 .  All dividends and distributions must be reinvested

                 For more information, contact your Salomon Smith Barney Financial Consultant or dealer representative or consult the SAI.

--------------------------------------------------------------------------------
Other things to know about share transactions
--------------------------------------------------------------------------------

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

      .  Name of the fund
      .  Account number
      .  Class of shares being bought, exchanged or redeemed
      . Dollar amount or number of shares being bought, exchanged or redeemed
      .  Signature of each owner  exactly as the account is registered

The transfer agent will try to confirm that any telephone exchange or redemption request is genuine by recording calls, asking the caller to provide a personal identification number for the account, sending you a written confirmation or requiring other confirmation procedures from time to time.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

 .  Are redeeming over $10,000 of shares

 .  Are sending signed share certificates or stock powers to the transfer agent

 . Instruct the transfer agent to mail the check to an address different from the one on your account

 .  Changed your account registration

 .  Want the check paid to someone other than the account owner(s)

 . Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

 .  Suspend the offering of shares

 .  Waive or change minimum and additional investment amounts

 .  Reject any purchase or exchange order

 .  Change, revoke or suspend the exchange privilege

 .  Suspend telephone transactions

 . Suspend or postpone redemptions of shares on any day when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission

 . Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances If your account falls below $500 because of a redemption of fund shares, the fund may ask you to bring your account up to $500. If your account is still below $500 after 60 days, the fund may close your account and send you the redemption proceeds.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.

Share certificates The fund does not issue share certificates unless a written request signed by all registered owners is made to the transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.

--------------------------------------------------------------------------------
Dividends, distributions and taxes
--------------------------------------------------------------------------------

Dividends The fund pays dividends each month from its net investment income. The fund generally makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be primarily from income. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Salomon Smith Barney Financial Consultant, dealer representative or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.


Transaction                       Federal tax status               New Jersey
 tax status
---------------------------------------------------------------------------
-----------------------
Redemption or exchange        Usually capital gain or loss;      Usually
capital gain or loss
of shares                     long-term only if shares
                              owned more than one year
---------------------------------------------------------------------------
------------------------
Long-term capital gain        Taxable gain                       Taxable gain
distributions
Short-term capital gain       Ordinary income                    Ordinary income
distributions
---------------------------------------------------------------------------
------------------------
Dividends                  Exempt if from interest on tax-       Exempt if
from interest on
                           exempt securities, otherwise          New  Jersey
 municipal securities,
                           ordinary income                       otherwise
ordinary income
---------------------------------------------------------------------------
------------------------

Any taxable dividends and capital gain distributions are taxable whether received in cash or reinvested in fund shares. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of 31% of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

--------------------------------------------------------------------------------
Share price
--------------------------------------------------------------------------------

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the SAI. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time).

Generally, the fund's investments are valued by an independent pricing service. If market quotations or a valuation from the pricing service is not readily available for a security or if a security's value has been materially affected by events occurring after the close of the Exchange or market on which the security is principally traded, that security may be valued by another method that the fund's board believes accurately reflects fair value. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities. A security's valuation may differ depending on the method used for determining value.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Salomon Smith Barney Financial Consultant or dealer representative before the New York Stock Exchange closes. If the New York Stock Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Salomon Smith Barney or members of the selling group must transmit all orders to buy, exchange or redeem shares to the fund's agent before the agent's close of business.

--------------------------------------------------------------------------------
Financial highlights
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the performance of each class for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent accountants, whose report, along with the fund's financial statements, is included in the annual report (available upon request).

For a Class A share of capital stock outstanding throughout each year ended March 31:
--------------------------------------------------------------------------------
                                1999     1998     1997     1996     1995
--------------------------------------------------------------------------------
Net asset value,
  beginning of year                     $12.92   $12.88   $12.62   $12.55
--------------------------------------------------------------------------------
Income (loss) from
operations:
  Net investment
  income (loss)                           0.70     0.70     0.70     0.70

  Net realized and
  unrealized gain (loss)                  0.59     0.02     0.26     0.07
--------------------------------------------------------------------------------
Total income (loss) from
 operations                               1.29     0.72     0.96     0.77

--------------------------------------------------------------------------------

Less distributions from:
  Net investment
    income                               (0.71)   (0.68)   (0.70)   (0.70)
  Net realized gains                     (0.06)      --       --       --
--------------------------------------------------------------------------------
Total distributions                      (0.77)   (0.68)   (0.70)   (0.70)
--------------------------------------------------------------------------------
Net asset value, end of year            $13.44   $12.92   $12.88   $12.62
--------------------------------------------------------------------------------
Total return                             10.20%    5.74%    7.77%    6.37%
--------------------------------------------------------------------------------
Net assets, end of
  year (000)'s                          $  158   $  148   $  154   $  107
--------------------------------------------------------------------------------
Ratios to average
net assets:
  Expenses                               0.75%    0.76%    0.84%     0.88%
  Net investment
  income (loss)                          5.22     5.44     5.41      5.61
--------------------------------------------------------------------------------
Portfolio turnover rate                   55%      36%      22%        32%
--------------------------------------------------------------------------------

For a Class B share of capital stock outstanding throughout each year ended March 31:
--------------------------------------------------------------------------------
                                       1999   1998     1997     1996     1995
--------------------------------------------------------------------------------
Net asset value, beginning of year           $12.92   $12.88   $12.62   $12.55
--------------------------------------------------------------------------------
Income (loss) from operations:
    Net investment income (loss)               0.63     0.64     0.63     0.63
    Net realized and unrealized
    gain (loss)                                0.59     0.02     0.26     0.06
--------------------------------------------------------------------------------
Total income (loss) from operations            1.22     0.66     0.89     0.69
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                       (0.64)   (0.62)   (0.63)   (0.62)
  Net realized gains                          (0.06)      --       --       --
--------------------------------------------------------------------------------
Total distributions                           (0.70)   (0.62)   (0.63)   (0.62)
--------------------------------------------------------------------------------
Net asset value, end of year                 $13.44   $12.92   $12.88   $12.62
--------------------------------------------------------------------------------
Total return                                   9.66%    5.23%    7.20%    5.76%
--------------------------------------------------------------------------------
Net assets, end of year (000)'s              $   66   $   62   $   63   $   55
--------------------------------------------------------------------------------
Ratios to average
  net assets:
    Expenses                                   1.27%    1.28%    1.36%    1.39%
    Net investment income (loss)               4.70     4.92     4.90     5.09
--------------------------------------------------------------------------------
Portfolio turnover rate                          55%      36%      22%      32%
--------------------------------------------------------------------------------


For a Class L share/(1)/ of capital stock outstanding throughout each year ended February 28:
---------------------------------------------------------------------------
----------------

                                               1999   1998     1997     1996
     1995/(2)/
----------------------------------------------------------------------------
---------------
Net asset value, beginning of  year                  $12.92   $12.88   $12.62
  $     11.86
---------------------------------------------------------------------------
----------------
Income (loss) from operations:
    Net investment income (loss)                       0.61     0.63     0.62
        0.20
    Net realized and unrealized gain (loss)            0.59     0.02     0.27
          0.74
---------------------------------------------------------------------------
----------------
Total income (loss) from operations                    1.20     0.65     0.89
          0.94
----------------------------------------------------------------------------
---------------
Less distributions from:
    Net investment                                    (0.63)   (0.61)
(0.63)        (0.18)
    income/(6)/
    Net realized gains                                (0.06)      --       --
            --
--------------------------------------------------------------------------
-----------------
Total distributions                                   (0.69)   (0.61)
(0.63)        (0.18)
----------------------------------------------------------------------------
---------------
Net assets value, end of year                        $13.43   $12.92   $12.88
  $     12.62
---------------------------------------------------------------------------
----------------
Total return                                           9.50%    5.17%
7.17%   8.01%/(3)/
----------------------------------------------------------------------------
---------------
Net assets, end of year (000)'s                      $    6   $    5   $    4
 $       0.3
--------------------------------------------------------------------------
-----------------
Ratios to average net assets:
    Expenses                                           1.39%    1.32%
   1.41%    1.44/(4)/
    Net investment income
    (loss)                                             4.58     4.88     4.82
     5.05/(4)/
---------------------------------------------------------------------------
----------------
Portfolio turnover rate                                  55%      36%
     22%           32%
---------------------------------------------------------------------------
----------------

  (1)  On June 12, 1998, the former Class C shares were renamed Class L shares
  (2)  For the period from December 13, 1994 (inception date) to March 31, 1995.
  (3)  Not annualized.
  (4)  Annualized.

For a Class Y share of capital stock outstanding throughout each year ended March 31:
--------------------------------------------------------------------------------

                                                                           1999
                                                                           ----
Net asset value, beginning of year
-------------------------------------------------------------------------------
Income (loss) from operations:
       Net investment income
    Net realized and unrealized
            gain (loss)
-------------------------------------------------------------------------------
Total income (loss) from
   operations
-------------------------------------------------------------------------------
Less distributions from:
   Net investment income
   Net realized gains
-------------------------------------------------------------------------------
Total distributions
-------------------------------------------------------------------------------
Net asset value, end of year
-------------------------------------------------------------------------------
Total return
-------------------------------------------------------------------------------
Net assets, end of year (000)'s
-------------------------------------------------------------------------------
Ratio to average net assets:
   Expenses
   Net investment income (loss)
-------------------------------------------------------------------------------
Portfolio turnover rate
-------------------------------------------------------------------------------

(1) From the period of [date] (inception date) to March 31, 1999.
(2) Annualized.

Salomon Smith Barney(SM)
a member of citigroup [Symbol]

New Jersey Municipals Fund Inc.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that affected the fund's performance.

The fund sends only one report to a household if more than one account has the same address. Contact your Salomon Smith Barney Financial Consultant, dealer representative or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Salomon Smith Barney Financial Consultant or dealer representative, by calling the fund at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 388 Greenwich Street, MF2, New York, New York 10013.

Visit our web site. Our web site is located at www.smithbarney.com

You can also review and copy the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a duplicating fee by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-6009. Information about the public reference room may be obtained by calling 1-800-SEC-0330. You can get the same information free from the Commission's Internet web site at http:www.sec.gov

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(SM) Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

(Investment Company Act file no. 811-05406)
[FD00000 7/99]



PART B-Statement of Additional Information

July 29, 1999

STATEMENT OF ADDITIONAL INFORMATION

SMITH BARNEY NEW JERSEY MUNICIPALS FUND INC.

388 Greenwich Street
New York, New York 10013
(800) 451-2010


This Statement of Additional Information ("SAI") is not a prospectus and is meant to be read in conjunction with the prospectus of the Smith Barney
New Jersey Municipals Fund Inc. (the "fund") dated
July 29, 1999, as amended or supplemented from time to time (the "prospectus"), and is incorporated by reference in it entirety into the prospectus.
Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders that are incorporated herein by reference. The prospectus and copies of the reports may be obtained free of charge by contacting a Salomon Smith Barney Financial Consultant, or by writing or calling Salomon Smith Barney at the address or telephone number above.

TABLE OF CONTENTS

Directors and Executive Officers of the Fund	2
Investment Objective and Management Policies	4
	Investment
Restrictions.......................................................14
Risk Factors.......................................................16
Special Considerations Relating to New Jersey
Municipal Securities	.....................19
Special Considerations Regarding Puerto
Rico......................................................23
	Portfolio Transactions........................................29
Portfolio Turnover.............................................30
Purchase of
Shares.........................................................30
Determination of Net Asset
Value.................................................................36
Redemption of Shares	37
Investment Management and Other Services	40
Valuation of Shares	44
Exchange Privilege	45
Performance Information	46
Dividends, Distributions and Taxes	50
Additional Information	54
Financial
Statements..................................................55
Appendix A	56




DIRECTORS AND EXECUTIVE OFFICERS OF THE FUND

The names of the directors of the fund and executive officers of the fund, together with information as to their principal business occupations, are set forth below. The executive officers of the fund are employees of organizations that provide services to the fund. Each director who is an "interested person" of the fund, as defined in the 1940 Act, is indicated by an asterisk. The address of the "non-interested" directors and executive officers of the fund is 388 Greenwich Street, New York, New York
10013.

Herbert Barg (Age 75).  Director
Private Investor. Director or trustee of 18 investment companies associated with Citigroup Inc.
("Citigroup") His address is 273 Montgomery Avenue,
Bala Cynwyd, Pennsylvania 19004.

*Alfred J. Bianchetti (Age 76).  Director
Retired; formerly Senior Consultant to Dean Witter
Reynolds Inc. Director or trustee of 13 investment companies associated with Citigroup. His address is 19 Circle End Drive, Ramsey, New Jersey 07466.

Martin Brody (Age 77).  Director
Consultant, HMK Associates; Retired Vice Chairman of the Board of Restaurant Associates Corp. Director or trustee of 22 investment companies associated with Citigroup. His address is c/o HMK Associates, 30
Columbia Turnpike, Florham Park, New Jersey 07932.

Dwight B. Crane (Age 61).  Director
Professor, Harvard Business School. Director or trustee of 25 investment companies associated with Citigroup. His address is c/o Harvard Business
School, Soldiers Field Road, Boston, Massachusetts
02163.

Burt N. Dorsett (Age 68).  Director
Managing Partner of Dorsett McCabe Management. Inc., an investment counseling firm; Director of Research
Corporation Technologies, Inc., a nonprofit patent clearing and licensing firm. Director or trustee of 13 investment companies associated with Citigroup.
His address is 201 East 62nd Street, New York, New
York 10021.

Elliot S. Jaffe (Age 72).  Director
Chairman of the Board and President of The Dress
Barn, Inc. Director or trustee of 13 investment companies associated with Citigroup. His address is 30 Dunnigan Drive, Suffern, New York 10901.

Stephen E. Kaufman (Age 67).  Director
Attorney. Director or trustee of 15 investment companies associated with Citigroup. His address is 277 Park Avenue, New York, New York 10172.

Joseph J. McCann (Age 68).  Director
Financial Consultant; Retired Financial Executive,
Ryan Homes, Inc. Director or trustee of 13 investment companies associated with Citigroup. His address is 200 Oak Park Place, Pittsburgh, Pennsylvania 15243.

*Heath B. McLendon (Age 65). Chairman of the Board and Investment Officer
Managing Director of Salomon Smith Barney Inc.
("Salomon Smith Barney"); President of SSBC and
Travelers Investment Adviser, Inc. ("TIA"); Chairman or Co-Chairman of the Board and Director or trustee of 64 investment companies associated with Citigroup.
His address is 388 Greenwich Street, New York, New
York 10013.

Cornelius C. Rose, Jr. (Age 65). Director
President, Cornelius C. Rose Associates, Inc., financial consultants, and Chairman and Director of Performance Learning Systems, an educational consultant. Director or trustee of 13 investment companies associated with Citigroup. His address is Meadowbrook Village, Building 4, Apt 6, West Lebanon,
New Hampshire 03784.

Lewis E. Daidone (Age 41).  Senior Vice President and
Treasurer
Managing Director of Salomon Smith Barney; Chief
Financial Officer of the Smith Barney Mutual funds;
Director and Senior Vice President of SSBC and TIA.
Senior Vice President and Treasurer of 59 investment companies associated with Citigroup.

Peter Coffey (Age 54). Vice President and Investment
Officer
Investment Officer of SSBC; Managing Director of
Salomon Smith Barney.

Paul Brook (Age 45). Controller
Director of Salomon Smith Barney; from 1997-1998
Managing Director of AMT Capital Services Inc.; prior to 1997 Partner with Ernst & Young LLP. Controller or
Assistane Treasurer of 59 investment companies associated with Citigroup.

Christina T. Sydor (Age 48). Secretary
Managing Director of Salomon Smith Barney; General
Counsel and Secretary of SSBC and TIA. Secretary of
59 investment companies associated with Citigroup.

As of  July    , 1999, the directors and officers of
the funds, as a group, owned less than 1% of the outstanding shares of beneficial interest of the fund.

To the best knowledge of the directors, as of July
   , 1999, the following shareholders or "groups" (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) owned beneficially or of record more than 5% of the shares of the following classes:

No officer, director or employee of Salomon Smith
Barney or any of its affiliates receives any compensation from the fund for serving as an officer of the funds or director of the fund. The fund pays each director who is not an officer, director or employee of Salomon Smith Barney or any of its affiliates a fee of $1,000 per annum plus $100 per in-person meeting and $100 per telephonic meeting.
 Each director emeritus who is not an officer, director or employee of Salomon Smith Barney or its affiliates receives a fee of $500 per annum plus $50 per in-person meeting and $50 per telephonic meeting.
 All directors are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings.
For the fiscal year ended March 31, 1999, such expenses totaled $______.

For the fiscal year ended March 31, 1999, the directors of the fund were paid the following compensation:






Name of Person




Aggregate
Compensati
on
from Fund
Total
Pension or
Retirement
Benefits
Accrued
as part of
Fund
Expenses


Compensati
on
From Fund
And Fund
Complex
Paid to
Directors


Number of
Funds for
Which
Directors
Serves
Within
Fund Complex

Herbert Barg **
$
$0
$
18
Alfred
Bianchetti * **

  0

13
Martin Brody **

  0

22
Dwight B. Crane
**

  0

25
Burt N. Dorsett
**

  0

13
Elliot S. Jaffe
**

  0

13
Stephen E.
Kaufman **

  0

15
Joseph J. McCann
**

  0

13
Heath B.
McLendon *

-

64
Cornelius C.
Rose, Jr. **

  0

13

*	Designates an "interested" director.
**	Designates member of Audit Committee.
	Upon attainment of age 80, fund directors are required to change to emeritus status.
Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years. A director emeritus may attend meetings but has no voting rights. During the fund's last fiscal year, aggregate compensation paid by the fund to directors achieving emeritus status totaled
$.


INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The prospectus discusses the fund's investment objective and the policies. The following discussion supplements the description of the fund's investment policies in the prospectus. For purposes of this SAI, obligations of non-New Jersey municipal issuers, the interest on which is at least exempt from federal income taxation ("Other Municipal Securities"), and obligations of the State of New Jersey and its political subdivisions, agencies and public authorities (together with certain municipal issuers such as the Commonwealth of Puerto Rico, the Virgin
Islands and Guam) that pay interest which is excluded from gross income for federal income tax purposes and exempt from New Jersey personal income taxes ("New
Jersey Municipal Securities") are collectively referred to as "Municipal Bonds." SSBC Fund
Management, Inc. ("SSBC" or the "manager") serves as investment manager and administrator to the fund.

The Fund operates subject to an investment policy providing that, under normal market conditions, the fund will invest at least 80% of its net assets in Municipal Securities and at least 65% of the aggregate principal amount of the its investments in New Jersey Municipal Securities. Whenever less than
80% of the fund's assets are invested in New Jersey
Municipal Securities, the fund, in order to maintain its status as a "qualified investment fund" under New
Jersey law, will seek to invest in debt obligations which, in the opinion of counsel to the issuers, are free from state or local taxation under New Jersey or federal laws ("Tax-Exempt Obligations"). The fund's investments in New Jersey Municipal Securities and
Tax-Exempt Obligations will represent at least 80% of the aggregate principal amount of all of its investments, excluding cash and cash items (including receivables). Subject to these minimum investment requirements, the fund also may acquire intermediate- and long-term debt obligations consisting of Other
Municipal Securities, the interest on which is at least exempt from federal income taxation (not including the possible applicability of the alternative minimum tax). When the manager believes that market conditions warrant adoption of a temporary defensive investment posture, the fund may invest without limit in Other Municipal Securities and in "Temporary Investments" as described below.

Ratings as Investment Criteria. In general, the ratings of Moody's Investors Service, Inc.
("Moody's"), Standard & Poor's Ratings Group ("S&P") and other nationally recognized statistical ratings organizations ("NRSROs") represent the opinions of those agencies as to the quality of the Municipal
Bonds and short-term investments which they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the fund as initial criteria for the selection of portfolio securities, but the fund also will rely upon the independent advice of the manager to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. To the extent the fund invests in lower-rated and comparable unrated securities, the fund's achievement of its investment objective may be more dependent on the manager's credit analysis of such securities than would be the case for a portfolio consisting entirely of higher-rated securities. The
Appendix contains information concerning the ratings of Moody's, S&P and other NRSROs and their significance.

Subsequent to its purchase by the fund, an issue of Municipal Bonds may cease to be rated or its rating may be reduced below the rating given at the time the securities were acquired by the fund. Neither event will require the sale of such Municipal Bonds by the fund, but the manager will consider such event in its determination of whether the fund should continue to hold the Municipal Bonds. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems or due to a corporate restructuring of Moody's or S&P or other
NRSRO's, the fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

The fund generally will invest at least 75% of its total assets in investment grade debt obligations rated no lower than Baa, MIG 3 or Prime-1 by Moody's or BBB, SP-2 or A-1 by S&P, or have the equivalent rating by any NRSRO or in unrated obligations of comparable quality. Unrated obligations will be considered to be of investment grade if deemed by the manager to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuers thereof are rated Baa or better by Moody's or BBB or better by S&P. The balance of the fund's assets may be invested in securities rated as low as C by Moody's or D by S&P or have the equivalent rating by any NRSRO, or deemed by the manager to be comparable unrated securities, which are sometimes referred to as "junk bonds." Securities in the fourth highest rating category, though considered to be investment grade, have speculative characteristics. Securities rated as low as D are extremely speculative and are in actual default of interest and/or principal payments.

Low and Comparable Unrated Securities. While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher rated securities, the market values of certain low-rated and comparable unrated municipal securities also tend to be more sensitive than higher-rated securities to short-term corporate and industry developments and changes in economic conditions
(including recession) in specific regions or localities or among specific types of issuers. In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of low-rated and comparable unrated securities to service their payment obligations, meet projected goals or obtain additional financing may be impaired. The risk of loss due to default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

While the market for municipal securities is considered to be generally adequate, the existence of limited markets for particular low-rated and comparable unrated securities may diminish the fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets. The market for certain low-rated and comparable unrated securities has not fully weathered a major economic recession. Any such recession, however, would likely disrupt severely the market for such securities and adversely affect the value of the securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the fund. If an issuer exercises these rights during periods of declining interest rates, the fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the fund.

Because many issuers of New Jersey Municipal
Securities may choose not to have their obligations rated, it is possible that a large portion of the fund's portfolio may consist of unrated obligations.
Unrated obligations are not necessarily of lower quality than rated obligations, but to the extent the fund invests in unrated obligations, the fund will be more reliant on the manager's judgment, analysis and experience than would be the case if the fund invested only in rated obligations.

Municipal Bonds. Municipal Bonds generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities.
Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Bonds if the interest paid thereon qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes in the opinion of bond counsel to the issuer.

The yield on Municipal Bonds is dependent upon a variety of factors, including general economic and monetary conditions, general money market conditions, general conditions of the Municipal Bond market, the financial condition of the issuer, the size of a particular offering, the maturity of the obligation offered and the rating of the issue.

Municipal Bonds also are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal
Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their Municipal Bonds may be materially affected.

Municipal Leases. The fund may invest without limit in "municipal leases," which generally are participations in intermediate-and short-term debt obligations issued by municipalities consisting of leases or installment purchase contracts for property or equipment. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation.
 However, certain lease obligations contain "non-appropriation" clauses that provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. There is no limitation on the percentage of the fund's assets that may be invested in municipal lease obligations.
 In evaluating municipal lease obligations, the manager will consider such factors as it deems appropriate, which may include: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets;
(c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services rather than those covered by the lease obligation.

Private Activity Bonds. The fund may invest without limits in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent that the fund's dividends are derived from interest on those bonds. Dividends derived from interest income on New Jersey Municipal Securities are a component of the "current earnings" adjustment item for purposes of the federal corporate alternative minimum tax.

The fund may invest without limit in debt obligations which are repayable out of revenue streams generated from economically-related projects or facilities or debt obligations whose issuers are located in the same state. Sizeable investments in such obligations could involve an increased risk to the fund should any of the related projects or facilities experience financial difficulties. In addition, the fund also may invest up to an aggregate of 15% of its total assets in securities with contractual or other restrictions on resale and other instruments which are not readily marketable. The fund also is authorized to borrow an amount of up to 10% of its total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) in order to meet anticipated redemptions and to pledge its assets to the same extent in connection with the borrowings. Revenue securities may also include private activity bonds which may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuers. Sizable investments in such obligations could involve an increased risk to the fund should any of the related projects or facilities experience financial difficulties. The fund also may invest up to 15% of its total assets in securities with contractual or other restrictions on resale and other instruments which are not readily marketable.
Notwithstanding the foregoing, the fund will not invest more than 10% of its assets in securities
(excluding those subject to Rule 144A under the Securities Act of 1933, as amended) that are restricted. The fund does not expect to invest more than 5% of its assets in repurchase agreements. In addition, the fund may invest up to 5% of its assets in the securities of issuers which have been in continuous operation for less than three years.

Zero Coupon Securities. Zero coupon securities involve special considerations. The fund may also invest in zero coupon bonds. Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity of a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par values. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities generally are more volatile than the market prices of other debt securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do debt securities having similar maturities and credit quality. The credit risk factors pertaining to low-rated securities also apply to low-rated zero coupon bonds. Such zero coupon bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the fund may obtain no return at all on its investment.

Current federal income tax laws may require the holder of a zero coupon security to accrue income with respect to that security prior to the receipt of cash payments. To maintain its qualification as a registered investment company and avoid liability for federal income taxes, the fund may be required to distribute income accrued with respect to zero coupon securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

When-Issued Securities.  The fund may purchase
Municipal Bonds on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). The payment obligation and the interest rate that will be received on the Municipal Bonds purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although the fund will purchase Municipal
Bonds on a when-issued basis only with the intention of actually acquiring the securities, the fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

Municipal Bonds are subject to changes in value based upon the public's perception of the creditworthiness of the issuers and changes, real or anticipated, in the level of interest rates. In general, Municipal
Bonds tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing
Municipal Bonds on a when-issued basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself.
To account for this risk, a separate account of the fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so the value of the account will equal the amount of such commitments by the fund. Placing securities rather than cash in the segregated account may have a leveraging effect on the fund's net assets. That is, to the extent the fund remains substantially fully invested in securities at the same time it has committed to purchase securities on a when-issued basis, there will be greater fluctuations in its net assets than if it had set aside cash to satisfy its purchase commitments. Upon the settlement date of the when-issued securities, the fund will meet obligations from then-available cash flow, sale of securities held in the segregated account, sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the fund's payment obligations). Sales of securities to meet such obligations may involve the realization of capital gains, which are not exempt from federal income taxes or New Jersey state personal income tax.

When the fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Repurchase Agreements. As a defensive position only, the fund may enter into repurchase agreements with banks which are the issuers of instruments acceptable for purchase by the fund and with certain dealers on the federal Reserve Bank of New York's list of reporting dealers. A repurchase agreement is a contract under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price on an agreed-upon date. Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt obligation for a relatively short period of time
(usually not more than seven days) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. In evaluating these potential risks, the manager, acting under the supervision of the fund's Board of Directors, reviews on an ongoing basis the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the fund may lend its portfolio securities to brokers, dealers and other financial organizations. Loans of portfolio securities by the fund will be collateralized by cash, letters of credit or obligations of the United
States government or its agencies and
instrumentalities which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. By lending its portfolio securities, the fund will seek to generate income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.
Loans will be made to firms deemed by the manager to be of good standing and will not be made unless, in the judgment of the manager, the consideration to be earned from such loans would justify the risk.

Temporary Investments. When the fund is maintaining a defensive position, the fund may invest in short-term investments ("Temporary Investments") consisting of: (a) tax-exempt securities in the form of notes of municipal issuers having, at the time of purchase, a rating within the three highest grades of Moody's, S&P or the equivalent rating from an NRSRO or, if not rated, having an issue of outstanding Municipal Bonds rated within the three highest grades by Moody's, S&P or the equivalent rating from an NRSRO; and (b) the following taxable securities: obligations of the United States government, its agencies or instrumentalities ("U.S. government securities"), repurchase agreements, other debt securities rated within the three highest grades by Moody's, S&P or the equivalent rating from an NRSRO, commercial paper rated in the highest grade by either of such rating services, and certificates of deposit of domestic banks with assets of $1 billion or more. The fund may invest in Temporary Investments for defensive reasons in anticipation of a market decline. At no time will more than 20% of the fund's total assets be invested in Temporary Investments unless the fund has adopted a defensive investment policy. The fund intends, however, to purchase tax-exempt Temporary Investments pending the investment of the proceeds of the sale of portfolio securities or shares of the fund's common stock, or in order to have highly liquid securities available to meet anticipated redemptions. For the fiscal year ended March 31, 1999, the fund did not invest in taxable Temporary Investments.

Financial Futures and Options Transactions. The fund may enter into financial futures contracts and invest in options on financial futures contracts that are traded on a domestic exchange or board of trade.
Such investments, if any, by the fund will be made for the purpose of hedging against changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions and where the transactions are economically appropriate to the reduction of risks inherent in the management of the fund. The futures contracts or options on futures contracts that may be entered into by the fund will be restricted to those that are either based on a municipal bond index or related to debt securities, the prices of which are anticipated by the manager to correlate with the prices of the New
Jersey Municipal Securities owned or to be purchased by the fund.

In entering into a financial futures contract, the fund will be required to deposit with the broker through which it undertakes the transaction an amount of cash or cash equivalents equal to approximately 5% of the contract amount. This amount, which is known as "initial margin," is subject to change by the exchange or board of trade may charge a higher amount. Initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. In accordance with a process known as "marking-to-market," subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund's existing position in the contract.

A financial futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified property at a specified price, date, time and place. Unlike the direct investment in a futures contract, an option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the financial futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on financial futures contracts is limited to the premium paid for the option (plus transaction costs).
 The value of the option may change daily and that change would be reflected in the net asset value of the fund.

Regulations of the Commodity Futures Trading
Commission applicable to the fund require that its transactions in financial futures contracts and options on financial futures contracts be engaged in for bona fide hedging purposes, or if the fund enters into futures contracts for speculative purposes, that the aggregate initial margin deposits and premiums paid by the fund will not exceed 5% of the market value of its assets. In addition, the fund will, with respect to its purchases of financial futures contracts, establish a segregated account consisting of cash or cash equivalents in an amount equal to the total market value of the futures contracts, less the amount of initial margin on a deposit for the contracts.

Municipal Bond Index Futures Contracts. A municipal bond index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specific dollar amount multiplied by the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying municipal bonds in the index is made. Municipal bond index futures contracts based on an index of 40 tax-exempt, long-term municipal bonds with an original issue size of at least $50 million and a rating of A- or higher by S&P or A or higher by Moody's began trading in mid-1985. The purpose of the acquisition or sale of a municipal bond index futures contract by the fund, as the holder of long-term municipal securities, is to protect the fund from fluctuations in interest rates on tax-exempt securities without actually buying or selling long-term municipal securities.

There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the fund is subject to the manager's ability to predict correctly movements in the direction of interest rates. Such predictions involve skills and techniques which may be different from those involved in the management of a long-term municipal bond portfolio. In addition, there can be no assurance that there will be a correlation between movements in the price of the municipal bond index and movements in the price of the Municipal Bonds that are the subject of the hedge. The degree of imperfection of correlation depends upon various circumstances, such as variations in speculative market demand for futures contracts and municipal securities, technical influences on futures trading, and differences between the municipal securities being hedged and the municipal securities underlying the futures contracts, in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision of whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

Although the fund intends to purchase or sell futures contracts only if there is an active market for such contracts, there is no assurance that a liquid market will exist for the contracts at any particular time.
 Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of Municipal
Bonds will, in fact, correlate with the price movements in the municipal bond index futures contract and thus provide an offset to losses on a futures contract.

If the fund has hedged against the possibility of an increase in interest rates adversely affecting the value of the Municipal Bonds held in its portfolio and rates decrease instead, the fund will lose part or all of the benefit of the increased value of the Municipal Bonds it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. The fund may have to sell securities at a time when it may be disadvantageous to do so.

When the fund purchases municipal bond index futures contracts, an amount of cash and U.S. government securities or other high grade debt securities equal to the market value of the futures contracts will be deposited in a segregated account with the fund's custodian (and/or such other persons as appropriate) to collateralize the positions and thereby insure that the use of such futures contracts is not leveraged.

Options on Financial Futures Contracts. The fund may purchase put and call options on futures contracts which are traded on a domestic exchange or board of trade as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. The fund will sell put and call options on interest rate futures contracts only as part of closing sale transactions to terminate its options positions.
There is no guarantee that such closing transactions can be effected.

Options on futures contracts, as contrasted with the direct investment in such contracts, gives the purchaser the right, in return for the premium paid, to assume a position in futures contracts at a specified exercise price at any time prior to the expiration date of the options. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures contract margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.
The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the fund

There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the fund's purchase of put or call options will be based upon predictions as to anticipated interest rate trends by the manager, which could prove to be inaccurate. Even if the manager's expectations are correct there may be an imperfect correlation between the change in the value of the options and of the fund's portfolio securities.

Non-diversified status. The fund is classified as a non-diversified investment company under the
Investment Company Act of 1940 (the "1940 Act"), which means that the fund is not limited by the 1940
Act in the proportion of its assets that it may invest in the obligations of a single issuer. The fund intends to conduct its operations, however, so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the fund of any liability for federal income tax and New Jersey state franchise tax to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, the fund will limit its investments so that, at the close of each quarter of the taxable year, (a) not more than 25% of the market value of the fund's total assets will be invested in the securities of a single issuer and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer. The fund's assumption of large positions in the obligations of a small number of issuers may cause the fund's share price to fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

INVESTMENT RESTRICTIONS

The fund has adopted the following investment restrictions for the protection of shareholders.
Restrictions 1 through 6 below may not be changed without the approval of the holders of a majority of the outstanding shares of the fund, defined as the lesser of (a) 67% of the fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the fund's outstanding shares. The remaining restrictions may be changed by the fund's board of directors at any time. The fund's investment objective is fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the fund.

The fund may not:

	1.	Issue "senior securities" as defined in
the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

	2.	Invest more than 25% of its total assets
in securities, the issuers of which are in the same industry. For purposes of this limitation, U.S.
government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

	3. 	Borrow money, except that (a) the fund
may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

	4.	Make loans.  This restriction does not
apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

	5.	Engage in the business of underwriting
securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

	6.	Purchase or sell real estate, real estate
mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

	7. 	Purchase any securities on margin (except
for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except
"against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

	8.	Purchase or otherwise acquire any
security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

	9.	Purchase or sell oil and gas interests.

	10.	Invest more than 5% of the value of its
total assets in the securities of issuers having a record, including predecessors, of less than three years of continuous operation, except U.S. government securities. For purposes of this restriction, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets.

	11.	Invest in companies for the purpose of
exercising control.

	12. 	Invest in securities of other investment
companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent permitted by Section 12 of the 1940 Act (currently, up to 5% of the total assets of the Fund and no more than 3% of the total outstanding voting stock of any one investment company).

	13.	Engage in the purchase or sale of put,
call, straddle or spread options or in the writing of such options, except that the Fund may engage in transactions involving municipal bond index and interest rate futures contracts and options thereon after approval of these investment strategies by the Board of Directors and notice thereof to the Fund's shareholders.

Certain restrictions listed above permit the fund to engage in investment practices that the fund does not currently pursue. The fund has no present intention of altering its current investment practices as otherwise described in the prospectus and this SAI and any future change in those practices would require Board approval and appropriate notice to shareholders. If a percentage restriction is complied with at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the fund's assets will not constitute a violation of such restriction.

RISK FACTORS

The following summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the State of New Jersey and Puerto Rico, and are based primarily on information from official statements made available in connection with the issuance of certain securities and other documents and sources and does not purport to be complete. The trust has not undertaken to verify independently such information and the trust assumes no responsibility for the accuracy of such information. These summaries do not provide information regarding most securities in which the fund is permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which the fund invests or the private business entities whose obligations support the payments on AMT-Subject bonds in which the fund will invest.
Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the fund. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of municipal securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.



Alternative Minimum Tax

Under current federal income tax law, (1) interest on tax-exempt municipal securities issued after August
7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax ("AMT") imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-
Subject bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which fund assets may be invested.

Risk of Concentration In a Single State

The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded the state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of municipal securities, consider the greater risk of the concentration of a fund versus the safety that comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

Municipal securities in which a fund's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works.
 Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific details on each of these obligations in which fund assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the fund, the minimum rating(s). See "Appendix A: Bond and Commercial Paper Ratings" for a description of ratings and rating criteria. Some municipal securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

Municipal Market Volatility. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates.
In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities.
Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities.
Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. In addition, if the structure of a security fails to function as intended, interest from the security could become taxable or the security could decline in value.



SPECIAL CONSIDERATIONS RELATING TO NEW JERSEY
MUNICIPAL SECURITIES

Some of the significant financial considerations relating to the fund's investments in New Jersey
Exempt Obligations are summarized below. This summary information is derived principally from official statements and prospectuses relating to securities offerings of the State of New Jersey and various local agencies in New Jersey, available as of the date of this SAI and does not purport to be a complete description of any of the considerations mentioned herein. The accuracy and completeness of the information contained in such official statements and disclosure statement has not been independently verified.

The following is based on information obtained from an Official Statement, dated February 15, 1998, relating to $423,120,000 State of New Jersey General
Obligation Bonds, consisting of $418,120,000 State of
New Jersey General Obligation Bonds (tax-exempt)
(various purposes) and $5,000,000 Community
Development Bonds (1982) (Series M) (taxable for federal income tax purposes), and the Fiscal Year
1999 Budget in Brief dated February 10, 1998.

Economic Climate

New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,077 persons per square mile, it is the most densely populated of all the states. Between 1980 and 1990 the annual population growth rate was .49 percent and between 1990 and 1996 the growth rate accelerated to .53 percent. While this rate of growth compared favorably with other Middle Atlantic
States, it was less than the national rate of increase. New Jersey is located at the center of the megalopolis which extends from Boston to Washington, and which includes over one-fifth of the population.
 The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port
Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex which has influenced much of the State's economy. This central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices. A number of Fortune Magazine's top 500 companies maintain headquarters or major facilities in New Jersey, and many foreign-owned firms have located facilities in the State.

The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. In 1976, voters approved casino gambling for Atlantic City, and that city has again become an important State tourist attraction.

Total personal income in New Jersey stood at $248.0 billion for 1996, an increase of 4.6 percent from 1995. Personal income increased 5.2 percent between 1996 and 1997, and is expected to increase by approximated 4.7 percent in both 1998 and 1999.
Historically, New Jersey's average per capita income has been well above the national average. The differential narrowed during the 1970s but widened in the 1980s, and has narrowed slightly in the 1990s.
 In 1996, the State ranked second among all states in per capita personal income ($31,053). Income growth is anticipated to remain strong, reflecting continued growth in employment levels.

After experiencing a boom during the mid-1980s, New
Jersey, as well as the rest of the Northeast United
States, slipped into a slowdown well before the onset of the national recession, which officially began in July 1990 (according to the National Bureau of
Economic Research). By the beginning of the national recession, construction activity had already been declining in the State for nearly two years, growth had tapered off markedly in the service sectors and the long-term downtrend of factory employment had accelerated, partly because of a leveling off of industrial demand nationally. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing.

Reflecting the downturn, the rate of unemployment in New Jersey rose from a low of 3.6 percent during the first quarter of 1989 to a recessionary peak of 8.5 percent in 1992. Since that time, unemployment has decreased significantly. The jobless rate fell to an average of 6.2 percent in 1996 and 5.4 percent during the first nine months of 1997. The State experienced strong employment growth of 1.7 percent during 1997, bringing the employment level to 3.7 million, an increase of more than 40,000 jobs from a pre-recession high set in March of 1989. Employment is projected to grow at a rate of 1.5 percent during 1998 and ease to 0.9 percent in 1999.

Construction jobs started growing again in 1997 after two weak years and manufacturing declines shrunk from 2-3 percent in 1995-96 to 0.6 percent in 1997.
Aggregate growth in the service sector remained strong at 2.6 percent but that masks growth rates in some business service sectors that are above the comparable national rates. Vehicle registrations grew steadily through the first three quarters of the year and should generate the fastest annual pace since
1994.

The rising economic trend experienced in the State has led to higher retail sales, which showed steady growth from 1992 through 1996, including a 3.8 percent increase from 1995 to 1996. The higher retail sales, in turn, produced steady increases in retail trade jobs (both full and part time). Retail trade employment has risen by nearly 49,000 since a May
1992 low point. From December 1996 to June 1997, the number of retail jobs rose by 8,700. The strong employment and income picture, supplemented by the three year boom in the financial markets, fueled a resurgence in consumer spending. Consumer spending was 3.3 percent during 1997 and is expected to remain high in 1998 at 2.9 percent. Concern over high consumer debt levels is beginning to wane. Business investment in durable equipment is expected to remain steady in 1998 at a real growth rate of just over 13 percent.

Financial Condition

The State Constitution provides, in part, that no money may be drawn from the State Treasury except for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.

Should it appear that revenues will be less than the amount anticipated in the budget for a fiscal year, the Governor may take steps to reduce State expenditures. The State Constitution additionally provides that no supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation.

For the fiscal year ended June 30, 1997, the undesignated fund balances for all funds were projected to be $1.11 billion, an increase of $224.2 million from fiscal year 1996. The undesignated fund balances for all funds are estimated to be $1.02 billion for fiscal year 1998. Revenues for the General Fund, in which the largest part of the financial operations of the state is accounted for, were $10.97 billion for fiscal year 1997 and are estimated to be $11.15 billion in fiscal year 1998.

State Related Obligations

On March 2, 1992, the New Jersey Sports and
Exposition Authority (the "Sports Authority") issued
$147,490,000 in State guaranteed bonds and defeased all previously outstanding State guaranteed bonds of the Sports Authority. The State believes that the revenue of the Sports Authority will be sufficient to provide for the payment of debt service on these obligations without recourse to the State's guarantee.

Legislation enacted in 1992 by the State authorizes the Sports Authority to issue bonds for various purposes payable from State appropriations. Pursuant to this legislation, the Sports Authority and the State Treasure have entered into an agreement (the
"State Contract") pursuant to which the Sports
Authority will undertake certain projects, including the refunding of certain outstanding bonds of the Sports Authority, and the State Treasurer will credit to the Sports Authority amounts from the General Fund sufficient to pay debt service and other costs related to the bonds. The payment of all amounts under the State Contract is subject to and dependent upon appropriations being made by the State
Legislature. As of June 30, 1997 there were approximately $458,890,000 aggregate principal amount of Sports Authority bonds outstanding, the debt service on which is payable from amounts credited to the Sports Authority Fund pursuant to the State
Contract.

In July 1984, the State created the New Jersey
Transportation Trust Fund Authority (the "TTFA"), an instrumentality of the State organized and existing under the New Jersey Transportation Trust Fund
Authority Act of 1984, as amended (the "TTFA Act") for the purpose of funding a portion of the State's share of the cost of improvements to the State's transportation system. Pursuant to the TTFA Act, the principal amount of the TTFA's bonds, notes or other obligations which may be issued in any fiscal year generally may not exceed $700 million plus amounts carried over from prior fiscal years. These bonds are special obligations of the TTFA payable from the payments made by the State pursuant to a contract between the TTFA, the State Treasurer and the Commissioner of Transportation. As of December 16,
1997, there were approximately $3,593,245,000 aggregate principal amount of TTFA issues outstanding including $347,655,000 grant anticipation notes issued by the New Jersey Transit Corporation ("NJT").
 To the extent these notes are not paid by NJT, these notes are payable by the TTFA pursuant to a Standby
Deficiency Agreement entered into by the TTFA and the Trustee for the notes. The Standby Deficiency
Agreement was issued on a parity with all bonds issued by the TTFA.

Legislation enacted during 1992 by the State authorizes the Economic Development Authority ("EDA") to issue bonds for various economic development purposes. Pursuant to that legislation, EDA and the State Treasurer have entered into an agreement (the
"ERF Contract") through which EDA has agreed to undertake the financing of certain projects and the State Treasurer has agreed to credit to the Economic
Recovery Fund from the General Fund amounts equivalent to payments due to the State under an agreement with the port Authority of New York and New
Jersey.  The payment of all amounts under the ERF
Contract is subject to and dependent upon appropriations being made by the State Legislature.
 As of June 30, 1997 there were approximately
$228,227,868.90 aggregate principal amount of
Economic Recovery Fund Bonds outstanding.

Legislation enacted in June 1997 authorizes the EDA to issue bonds to pay a portion of the State's unfunded accrued pension liability for the State's retirement systems (the "Unfunded Accrued Pension
Liability"), which, together with amounts derived from the revaluation of pension assets pursuant to companion legislation enacted at the same time, will be sufficient to fully fund the Unfunded Accrued
Pension Liability. The Unfunded Accrued Pension
Liability represents pension benefits earned in prior years which, pursuant to standard actuarial practices, are not yet fully funded. On June 30, 1997, the EDA issued $2,803,042,498.56 aggregate principal amount of State Pension Funding Bonds,
Series 1997A-1997C. The EDA and the State Treasurer have entered into an agreement which provides for the payment to the EDA of monies sufficient to pay debt service on the bonds. Such payments are subject to and dependent upon appropriations being made by the State Legislature.

The authorizing legislation for certain State entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a State appropriation in the amount of the deficiency is to be made. However, the State legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible State entities. "Moral obligation" bonded indebtedness issued by State entities as of October 6, 1997 stood at an aggregate principal amount of $624,324,305.59. Of this total, $409,224,305.59 was issued by the New Jersey Housing and Mortgage Finance Agency which has never had a deficiency in a debt service reserve fund which required the State to appropriate funds to meet its "moral obligation" and which is anticipated to earn revenues which will continue to be sufficient to cover debt service on its bonds. The Higher
Education Assistance Authority and the South Jersey
Port Corporation were the other two entities which issued moral obligation indebtedness in aggregate principal amounts of $136,385,000 and $78,715,000, respectively.  It is anticipated that the Higher
Education Assistance Authority's revenues will be sufficient to cover debt service on its bonds.
However, the State has periodically provided the South Jersey Port Corporation with funds to cover all debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations.
Litigation

There are a number of suits making monetary claims against the State, its agencies and employees that together if decided in favor of the complainants would significantly increase State expenditures above those anticipated. There are also individual suits that could have that effect. The State is unable at this time to estimate its exposure for these claims and intends to defend these suits vigorously. Among them are suits challenging (a) the constitutionality of annual A-901 hazard and solid waste licensure renewals fees collected by the Department of Environmental Protection and Energy; (b) the state's failure to provide funding to hospitals required by state law to treat all patients, regardless of ability to pay; (c) the State's compliance with the court order in Abbot v. Burke to close the spending gap between poor urban school districts and wealthy districts; (d) the State's compliance with the Clean
Water Act and Resource Conservation Recovery Act at
Liberty State Park; (e) the use of monies collected under the Fair Automobile Insurance Reform Act of
1990 through assessments on insurers licensed or admitted to write property and casualty insurance in the State; (f) violations of the Americans with Disabilities Act of 1990 and discrimination charges against the State Department of Corrections; (g) the spousal impoverishment provisions of the Medicare
Catastrophic Coverage Act; (h) Medicaid hospital reimbursement since February 1995; (i) efforts to revitalize Atlantic City through the design and construction of a highway and tunnel; (j) reimbursement for Medicare co-insurance and deductibles not paid by the State Medicaid program from 1998 to February 10, 1995; (k) the Pension Bond
Financing Act of 1997; and (l) the constitutionality, under the State constitution, of the "family cap" provisions of the State Work First New Jersey Act.

SPECIAL CONSIDERATIONS REGARDING PUERTO RICO

The following highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the "Commonwealth" or
"Puerto Rico"), and is based on information drawn from official statements and prospectuses relating to the securities offerings of Puerto Rico, its agencies and instrumentalities, as available on the date of this SAI. SSBC has not independently verified any of the information contained in such official statements, prospectuses, and other publicly available documents, but is not aware of any fact that would render such information materially inaccurate.

The economy of Puerto Rico is fully integrated with that of the United States. In fiscal 1997, trade with the United States accounted for approximately 88% of Puerto Rico's exports and approximately 62% of its imports. In this regard, in fiscal 1997 Puerto Rico experienced a $2.7 billion positive adjusted merchandise trade balance.

Since fiscal 1985, personal income, both aggregate and per capita, has increased consistently each fiscal year. In fiscal 1997, aggregate personal income was $32.1 billion ($30.0 billion in 1992 prices) and personal per capita income was $8,509
($7,957 in 1992 prices). Gross product in fiscal 1993 was $25.1 billion ($24.5 billion in 1992 prices) and gross product in fiscal 1997 was $32.1 billion ($27.7 billion in 1992 prices). This represents an increase in gross product of 27.7% from fiscal 1993 to 1997
(13.0% in 1992 prices).
Puerto Rico's economic expansion, which has lasted over ten years, continued throughout the five-year period from fiscal 1993 through fiscal 1997. Almost every sector of the economy participated, and record levels of employment were achieved. Factors behind the continued expansion included Government-sponsored economic development programs, periodic declines in the exchange value of the U.S. dollar, increases in the level of federal transfers, and the relatively low cost of borrowing funds during the period.

Average employment increased from 999,000 in fiscal
1993 to 1,128,300 in fiscal 1997. Unemployment, although at relatively low historical levels, remains above the U.S. average. Average unemployment decreased from 16.8% in fiscal 1993 to 13.1% in fiscal 1997.

Manufacturing is the largest sector in the economy accounting for $19.8 billion or 41.2% of gross domestic product in fiscal 1997. The manufacturing sector employed 153,273 workers as of March 1997.
Manufacturing in Puerto Rico is now more diversified than during earlier phases of industrial development.
In the last two decades industrial development has tended to be more capital intensive and dependent on skilled labor. This gradual shift is best exemplified by heavy investment in pharmaceuticals, scientific instruments, computers, microprocessors, and electrical products over the last decade. The service sector, which includes wholesale and retail trade and finance, insurance, real estate, hotels and related services, and other services, ranks second in its contribution to gross domestic product and is the sector that employs the greatest number of people.

In fiscal 1997, the service sector generated $18.4 billion in gross domestic product or 38.2% of the total. Employment in this sector grew from 467,000 in fiscal 1993 to 551,000 in fiscal 1997, a cumulative increase of 17.8%. This increase was greater than the 12.9% cumulative growth in employment over the same period providing 48% of total employment. The
Government sector of the Commonwealth plays an important role in the economy of the island. In fiscal year 1997, the Government accounted for $5.2 billion of Puerto Rico's gross domestic product and provided 10.9% of the total employment. The construction industry has experienced real growth since fiscal 1987. In fiscal 1997, investment in construction rose to $4.7 billion, an increase of 14.7% as compared to $4.1 billion for fiscal 1996.
Tourism also contributes significantly to the island economy, accounting for $2.0 billion of gross domestic product in fiscal 1997.

The present administration has developed and is implementing a new economic development program which is based on the premise that the private sector should provide the primary impetus for economic development and growth. This new program, which is referred to as the New Economic Model, promotes changing the role of the Government from one of being a provider of most basic services to that of a facilitator for private sector initiatives and encourages private sector investment by reducing
Government-imposed regulatory restraints.

The New Economic Model contemplates the development of initiatives that will foster private investment in, and private management of, sectors that are served more efficiently and effectively by private enterprise. One of these initiatives has been the adoption of a new tax code intended to expand the tax base, reduce top personal and corporate tax rates, and simplify the tax system. Another initiative is the improvement and expansion of Puerto Rico's infrastructure to facilitate private sector development and growth, such as the construction of the water pipeline and cogeneration facilities described below and the construction of a light rail system for the San Juan metropolitan area.

The New Economic Model also seeks to identify and promote areas in which Puerto Rico can compete more effectively in the global markets. Tourism has been identified as one such area because of its potential for job creation and contribution to the gross product. In 1993, a new Tourism Incentives Act and a Tourism Development Fund were implemented in order to provide special tax incentives and financing for the development of new hotel projects and the tourism industry. As a result of these initiatives, new hotels have been constructed or are under construction which have increased the number of hotel rooms on the island from 8,415 in fiscal 1992 to 10,877 at the end of fiscal 1997 and to a projected
11,972 by the end of fiscal 1998.

The New Economic Model also seeks to reduce the size of the Government's direct contribution to gross domestic product. As part of this goal, the Government has transferred certain Governmental operations and sold a number of its assets to private parties. Among these are: (i) the Government sold the assets of the Puerto Rico Maritime Authority; (ii) the Government executed a five-year management agreement for the operation and management of the Aqueducts and Sewer Authority by a private company;
(iii) the Aqueducts and Sewer Authority executed a construction and operating agreement with a private consortium for the design, construction, and operation of an approximately 75 million gallon per day water pipeline to the San Juan metropolitan area from the Dos Bocas reservoir in Utuado; (iv) the Electric Power Authority executed power purchase contracts with private power producers under which two cogeneration plants (with a total capacity of 800 megawatts) will be constructed; (v) the Corrections
Administration entered into operating agreements with two private companies for the operation of three new correctional facilities; (vi) the Government entered into a definitive agreement to sell certain assets of a pineapple juice processing business and sold certain mango growing operations; (vii) the Government is in the process of transferring to local sugar cane growers certain sugar processing facilities; (viii) the Government sold two hotel properties and is currently negotiating the sale of a complex consisting of two hotels and a convention center; and (ix) the Government has announced its intention to sell the Puerto Rico Telephone Company and is currently involved in the sale process.

One of the goals of the Rossello administration is to change Puerto Rico's public health care system from one in which the Government provides free health services to low income individuals through public health facilities owned and administered by the Government to one in which all medical services are provided by the private sector and the Government provides comprehensive health insurance coverage for qualifying (generally low income) Puerto Rico residents. Under this new system, the Government selects, through a bidding system, one private health insurance company in each of several designated regions of the island and pays such insurance company the insurance premium for each eligible beneficiary within such region. This new health insurance system is now covering 61 municipalities out of a total of 78 on the island. It is expected that 11 municipalities will be added by the end of fiscal
1998 and 5 more by the end of fiscal 1999. The total cost of this program will depend on the number of municipalities included in the program, the number of participants receiving coverage, and the date coverage commences. As of December 31, 1997, over 1.1 million persons were participating in the program at an estimated annual cost to Puerto Rico for fiscal
1998 of approximately $672 million. In conjunction with this program, the operation of certain public health facilities has been transferred to private entities. The Government's current privatization plan for health facilities provides for the transfer of ownership of all health facilities to private entities. The Government sold six health facilities to private companies and is currently in negotiations with other private companies for the sale of thirteen health facilities to such companies.

One of the factors assisting the development of the manufacturing sector in Puerto Rico has been the federal and Commonwealth tax incentives available, particularly those under the Puerto Rico Industrial
Incentives Program and Sections 30A and 936 of the
Code.

Since 1948, Puerto Rico has promulgated various industrial incentives laws designed to stimulate industrial investment. Under these laws, companies engaged in manufacturing and certain other designated activities were eligible to receive full or partial exemption from income, property, and other taxes. The most recent of these laws is Act No. 135 of December
2, 1997 (the "1998 Tax Incentives Law").

The benefits provided by the 1998 Tax Incentives Law are available to new companies as well as companies currently conducting tax-exempt operations in Puerto
Rico that choose to renegotiate their existing tax exemption grant. Activities eligible for tax exemption include manufacturing, certain services performed for markets outside Puerto Rico, the production of energy from local renewable sources for consumption in Puerto Rico, and laboratories for scientific and industrial research. For companies qualifying thereunder, the 1998 Tax Incentives Law imposes income tax rates ranging from 2% to 7%. In addition, it grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first eighteen months of operation and between 80% and 60% thereafter, and 100% exemption from municipal excise taxes. The 1998 Tax Incentives
Law also provides various special deductions designated to stimulate employment and productivity, research and development, and capital investment in Puerto Rico.

Under the 1998 Tax Incentives Law, companies are able to repatriate or distribute their profits free of tollgate taxes. In addition, passive income derived from designated investments will continue to be fully exempt from income and municipal license taxes.
Individual shareholders of an exempted business will be allowed a credit against their Puerto Rico income taxes equal to 30% of their proportionate share in the exempted business' income tax liability. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period will be subject to a 4% income tax rate.

For many years, U.S. companies operating in Puerto
Rico enjoyed a special tax credit that was available under Section 936 of the Code. Originally, the credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources. Amendments to Section 936 made in 1993 (the "1993 Amendments") instituted two alternative methods for calculating the tax credit and limited the amount of the credit that a qualifying company could claim. These limitations are based on a percentage of qualifying income (the
"percentage of income limitation") and on qualifying expenditures on wages and other wage related benefits
(the "economic activity limitation", also known as the "wage credit limitation"). As a result of amendments incorporated in the Small Business Job
Protection Act of 1996 enacted by the U.S. Congress and signed into law by President Clinton on August
20, 1996 (the "1996 Amendments"), the tax credit, as described below, is now being phased out over a ten-year period for existing claimants and is no longer available for corporations that established operations in Puerto Rico after October 13, 1995
(including existing Section 936 Corporations (as defined below) to the extent substantially new operations are established in Puerto Rico). The 1996
Amendments also moved the credit based on the economic activity limitation to Section 30A of the Code and phased it out over 10 years. In addition, the 1996 Amendments eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico. The Section 30A credit and the remaining Section 936 credit are discussed below.

Section 30A. The 1996 Amendments added a new Section
30A to the Code. Section 30A permits a "qualifying domestic corporation" ("QDC") that meets certain gross income tests (which are similar to the 80% and 75% gross income tests of Section 936 of the Code discussed below) to claim a credit (the "Section 30A credit") against the federal income tax imposed on taxable income derived from sources outside the United States from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such business
("possession income").

A QDC is a U.S. corporation which (i) was actively conducting a trade or business in Puerto Rico on October 13, 1995, (ii) had a Section 936 election in effect for its taxable year that included October 13, 1995, (iii) does not have in effect an election to use the percentage limitation of Section 936(a)(4)(B) of the Code, and (iv) does not add a "substantial new line of business."

The Section 30A credit is limited to the sum of (i)
60% of qualified possession wages as defined in the Code, which includes wages up to 85% of the maximum earnings subject to the OASDI portion of Social
Security taxes plus an allowance for fringe benefits of 15% of qualified possession wages, (ii) a specified percentage of depreciation deductions ranging between 15% and 65%, based on the class life of tangible property, and (iii) a portion of Puerto
Rico income taxes paid by the QDC, up to a 9% effective tax rate (but only if the QDC does not elect the profit-split method for allocating income from intangible property).

A QDC electing Section 30A of the Code may compute the amount of its active business income, eligible for the Section 30A Credit, by using either the cost sharing formula, the profit-split formula, or the cost-plus formula, under the same rules and guidelines prescribed for such formulas as provided under Section 936 (see discussion below). To be eligible for the first two formulas, the QDC must have a significant presence in Puerto Rico.

In the case of taxable years beginning after December
31, 2001, the amount of possession income that would qualify for the Section 30A credit would be subject to a cap based on the QDC's possession income for an average adjusted base period ending before October
14, 1995.

Section 30A applies only to taxable years beginning after December 31, 1995 and before January 1, 2006.

Section 936. Under Section 936 of the Code, as amended by the 1996 Amendments, and as an alternative to the Section 30A credit, U.S. corporations that meet certain requirements and elect its application
("Section 936 Corporations") are entitled to credit against their U.S. corporate income tax, the portion of such tax attributable to income derived from the active conduct of a trade or business within Puerto
Rico ("active business income") and from the sale or exchange of substantially all assets used in the active conduct of such trade or business. To qualify under Section 936 in any given taxable year, a corporation must derive for the three-year period immediately preceding the end of such taxable year
(i) 80% or more of its gross income from sources within Puerto Rico and (ii) 75% or more of its gross income from the active conduct of a trade or business in Puerto Rico.

Under Section 936, a Section 936 Corporation may elect to compute its active business income, eligible for the Section 936 credit, under one of three formulas: (A) a cost-sharing formula, whereby it is allowed to claim all profits attributable to manufacturing intangibles, and other functions carried out in Puerto Rico, provided it contributes to the research and development expenses of its affiliated group or pays certain royalties; (B) a profit-split formula, whereby it is allowed to claim
50% of the net income of its affiliated group from the sale of products manufactured in Puerto Rico; or
(C) a cost-plus formula, whereby it is allowed to claim a reasonable profit on the manufacturing costs incurred in Puerto Rico. To be eligible for the first two formulas, the Section 936 Corporation must have a significant business presence in Puerto Rico for purposes of the Section 936 rules.

As a result of the 1993 Amendments and the 1996
Amendments, the Section 936 credit is only available to companies that elect the percentage of income limitation and is limited in amount to 40% of the credit allowable prior to the 1993 Amendments, subject to a five-year phase-in period from 1994 to 1998 during which period the percentage of the allowable credit is reduced from 60% to 40%.

In the case of taxable years beginning on or after 1998, the possession income subject to the Section
936 credit will be subject to a cap based on the
Section 936 Corporation's possession income for an average adjusted base period ending on October 14, 1995. The Section 936 credit is eliminated for taxable years beginning in 2006.

Proposal to Extend the Phaseout of Section 30A.
During 1997, the Government of Puerto Rico proposed to Congress the enactment of a new permanent federal incentive program similar to that provided under
Section 30A. Such a program would provide U.S.
companies a tax credit based on qualifying wages paid and other wage-related expenses, such as fringe benefits, as well as depreciation expenses for certain tangible assets and research and development expenses. Under the Governor's proposal, the credit granted to qualifying companies would continue in effect until Puerto Rico shows, among other things, substantial economic improvements in terms of certain economic parameters. The fiscal 1998 budget submitted by President Clinton to Congress in February 1997 included a proposal to modify Section 30A to (i) extend the availability of the Section 30A credit indefinitely; (ii) make it available to companies establishing operations in Puerto Rico after October
13, 1995; and (iii) eliminate the income cap.
Although this proposal, was not included in the final fiscal 1998 federal budget, President Clinton's fiscal 1999 budget submitted to Congress again included these modifications to Section 30A. While the Government of Puerto Rico plans to continue lobbying for this proposal, it is not possible at this time to predict whether the Section 30A credit will be so modified.

Outlook. It is not possible at this time to determine the long-term effect on the Puerto Rico economy of the enactment of the 1996 Amendments. The
Government of Puerto Rico does not believe there will be short-term or medium-term material adverse effects on Puerto Rico's economy as a result of the enactment of the 1996 Amendments. The Government of Puerto Rico further believes that during the phase-out period sufficient time exists to implement additional incentive programs to safeguard Puerto Rico's competitive

Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities.
Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities.
Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. In addition, if the structure of a security fails to function as intended, interest from the security could become taxable or the security could decline in value.

PORTFOLIO TRANSACTIONS

Newly issued securities normally are purchased directly from the issuer or from an underwriter acting as principal. Other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained; those dealers may be acting as either agents or principals. The purchase price paid by the fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally are executed at a price between the bid and asked prices. For the 1996, 1997 and 1998 fiscal years, the fund has paid no brokerage commissions.

Allocation of transactions, including their frequency, to various dealers is determined by the manager in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary considerations are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices.
Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the manager may receive orders for portfolio transactions by the fund. Information so received is in addition to, and not in lieu of, services required to be performed by the manager, and the fees of the manager are not reduced as a consequence of its use of such supplemental information. Such information may be useful to the manager in serving both the fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the manager in carrying out its obligations to the fund.

The fund will not purchase Exempt Obligations during the existence of any underwriting or selling group relating thereto of which Salomon Smith Barney is a member, except to the extent permitted by the SEC.
Under certain circumstances, the fund may be at a disadvantage because of this limitation in comparison with other investment companies which have a similar investment objective but which are not subject to such limitation. The fund also may execute portfolio transactions through Salomon Smith Barney and its affiliates in accordance with rules promulgated by the SEC.

While investment decisions for the fund are made independently from those of the other accounts managed by the manager, investments of the type the fund may make also may be made by those other accounts. When the fund and one or more other accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained or disposed of by the fund.

PORTFOLIO TURNOVER

The fund's portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) generally is not expected to exceed 100%, but the portfolio turnover rate will not be a limiting factor whenever the fund deems it desirable to sell or purchase securities. Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities. For the 1997, 1998 and 1999 fiscal years, the fund's portfolio turnover rates were 36%, 55% and ___%, respectively.

PURCHASE OF SHARES

Sales Charge Alternatives

The following classes of shares are available for purchase. See the prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:



Amount of
Investment

Sales Charge as
a %
Of Transaction

Sales Charge as
a %
of Amount
Invested
Dealers'
Reallowance as %
of Offering Price
Less than $25,000
4.00%
4.17%
3.60%
$ 25,000 - 49,999
3.50
3.63
3.15
50,000 - 99,999
3.00
3.09
2.70
100,000 - 249,999
2.50
2.56
2.25
250,000 - 499,999
1.50
1.52
1.35
500,000 and over
*
*
*

* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The deferred sales charge on Class A shares is payable to Salomon Smith Barney, which compensates Salomon Smith Barney Financial
Consultants and other dealers whose clients make purchases of $500,000 or more. The deferred sales charge is waived in the same circumstances in which the deferred sales charge applicable to Class B and Class L shares is waived. See "Purchase of Shares-
Deferred Sales Charge Alternatives" and "Purchase of Shares-Waivers of Deferred Sales Charge."

Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the Securities Act of 1933.
 The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

Class B Shares. Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See
"Deferred Sales Charge Provisions" below.

Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2001 purchases of Class L shares by investors who were holders of Class C shares of the fund on June 12, 1998 will not be subject to the 1% initial sales charge.

Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount).

General

Investors may purchase shares from a Salomon Smith
Barney Financial Consultant or a Dealer
Representative. In addition, certain investors, including qualified retirement plans purchasing through certain Dealer Representatives, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class L or
Class Y shares.  Salomon Smith Barney and Dealer
Representatives may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at First
Data Investor Services Group, Inc. ("First Data" or
"transfer agent") are not subject to a maintenance fee.

Investors in Class A, Class B and Class L shares may open an account in the fund by making an initial investment of at least $1,000 for each account, in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of the fund through the Systematic
Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic
Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions from a Unit Investment Trust
("UIT") sponsored by Salomon Smith Barney, and
Directors/Trustees of any of the Smith Barney Mutual
Funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.
Shares purchased will be held in the shareholder's account by First Data. Share certificates are issued only upon a shareholder's written request to First
Data.

Purchase orders received by the fund or a Salomon
Smith Barney Financial Consultant prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the
''trade date'').  Orders received by a Dealer
Representative prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through Salomon Smith Barney or a Dealer Representative purchasing through Salomon Smith Barney, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic
Investment Plan.  Under the Systematic Investment
Plan, Salomon Smith Barney or First Data is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Salomon Smith Barney or First Data. The Systematic Investment Plan also authorizes Salomon Smith Barney to apply cash held in the shareholder's Salomon Smith Barney brokerage account or redeem the shareholder's shares of a Smith
Barney money market fund to make additions to the account. Additional information is available from the fund or a Salomon Smith Barney Financial Consultant or a Dealer Representative.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to
(i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase;
(b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Salomon Smith Barney
Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Salomon Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial
Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney
Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) purchases by a separate account used to fund certain unregistered variable annuity contracts; (g) investments of distributions from a UIT sponsored by Salomon Smith
Barney; and (h) purchases by investors participating in a Salomon Smith Barney fee-based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

Right of Accumulation. Class A shares of the fund may be purchased by ''any person'' (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of other Smith Barney
Mutual Funds that are offered with a sales charge as currently listed under ''Exchange Privilege'' then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent - Class A Shares.  A Letter of
Intent for an amount of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the ''Amount of Investment'' as referred to in the preceding sales charge table includes
(i) all Class A shares of the fund and other Smith
Barney Mutual Funds offered with a sales charge acquired during the term of the letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the options of the investor, up to 90 days before such date. Please contact a Salomon Smith Barney
Financial Consultant or First Data to obtain a Letter of Intent application.

Letter of Intent - Class Y Shares.  A Letter of
Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith
Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund's
Class A shares, which may include a deferred sales charge of 1.00%. Please contact a Salomon Smith
Barney Financial Consultant or First Data for further information.

Deferred Sales Charge Provisions

''Deferred Sales Charge Shares'' are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge
Shares that are redeemed will not be subject to a deferred sales charge to the extent the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

Class L shares and Class A shares that are Deferred
Sales Charge Shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Salomon Smith
Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.




Year Since Purchase Payment Was Made

Deferred sales charge

First

4.50%

Second

4.00

Third

3.00

Fourth

2.00

Fifth

1.00

Sixth and thereafter

0.00

Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend
Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

The length of time Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Smith Barney
Mutual Funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For
Federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to Salomon Smith Barney.

To provide an example, assume an investor purchased
100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem
$500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60).
Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

The deferred sales charge will be waived on: (a) exchanges (see ''Exchange Privilege''); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see
''Automatic Cash Withdrawal Plan'') (however, automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 591/2; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

Deferred sales charge waivers will be granted subject to confirmation (by Salomon Smith Barney in the case of shareholders who are also Salomon Smith Barney clients or by First Data in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Volume Discounts

The schedule of sales charges on Class A shares described in the prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Salomon Smith Barney Financial Consultant.

DETERMINATION OF NET ASSET VALUE

Each class' net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin
Luther King, Jr. Day, Presidents' Day, Good Friday,
Memorial Day, Independence Day, Labor Day,
Thanksgiving and Christmas, and on the preceding
Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.
 Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class may differ. The following is a description of the procedures used by the fund in valuing its assets.

Generally, the fund's investments are valued at market value or, in the absence of a market value with respect to any securities, at fair value as determined by or under the direction of the Board of Directors. A security that is primarily traded on a domestic or foreign exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean between the bid and asked price. Over-the-counter securities are valued at the mean between the bid and asked price. If market quotations for those securities are not readily available, they are valued at fair value, as determined in good faith by the fund's Board of Directors. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

U.S. government securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the fund's Board of Directors.

Short-term investments maturing in 60 days or less are valued at amortized cost whenever the Board of Directors determines that amortized cost reflects fair value of those investments. Amortized cost valuation involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument.

All other securities and other assets of the fund will be valued at fair value as determined in good faith by the fund's Board of Directors.

Determination of Public Offering Price

The fund offers its shares to the public on a continuous basis. The public offering price per Class
A and Class Y share of the fund is equal to the net asset value per share at the time of purchase plus, for Class A shares, an initial sales charge based on the aggregate amount of the investment. The public offering price per Class B and Class L share (and
Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. The method of computing the public offering price is shown in the fund's financial statements, incorporated by reference in their entirety into this SAI.

REDEMPTION OF SHARES

The fund is required to redeem the shares of the fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable deferred sales charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from Salomon Smith Barney, or if the shareholder's account is not with Salomon Smith
Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith
Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Salomon Smith Barney will benefit from the use of temporarily uninvested funds.
Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

Shares held by Salomon Smith Barney as custodian must be redeemed by submitting a written request to a Salomon Smith Barney Financial Consultant. Shares other than those held by Salomon Smith Barney as custodian may be redeemed through an investor's
Financial Consultant, Dealer Representative or by submitting a written request for redemption to:

Smith Barney New Jersey Municipals Fund Inc.
Class A, B, L or Y (please specify)
c/o First Data Investor Services Group, Inc.
P.O. Box 5128
Westborough, Massachusetts 01581-5128

A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed,
(b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the transfer agent together with the redemption request.
Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period.
Redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, directors or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

Telephone Redemption and Exchange Program.
Shareholders who do not have a brokerage account may be eligible to redeem and exchange shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization
Form, along with a signature guarantee, that will be provided by the transfer agent upon request.
(Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in a fund.)

Redemptions.   Redemption requests of up to $10,000
of any class or classes of shares of a fund may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 5:00 p.m. (Eastern time) on any day the NYSE is open. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve
System or have a correspondent relationship with a member bank. The fund reserves the right to charge shareholders a nominal fee for each wire redemption.
 Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire
Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged.
Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m.
and 5:00 p.m. (Eastern time) on any day on which the NYSE is open.

Additional Information Regarding Telephone Redemption
and Exchange Program.   Neither the fund nor its
agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

Redemptions in Kind. In conformity with applicable rules of the SEC, redemptions may be paid in portfolio securities, in cash or any combination of both, as the Board of Directors may deem advisable;
however, payments shall be made wholly in cash unless the Board of Directors believes economic conditions exist that would make such a practice detrimental to the best interests of the fund and its remaining shareholders. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under "Determination of Net Asset Value" in the Prospectus and a shareholder would incur brokerage expenses if these securities were then converted to cash.

Distributions in Kind

If the fund's Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the fund to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash.
Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the "Withdrawal
Plan") is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable deferred sales charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences.) To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the fund, there will be a reduction in the value of the shareholder's investment, and continued withdrawal payments will reduce the shareholder's investment and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the Transfer Agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund. For additional information, shareholders should contact a Salomon
Smith Barney Financial Consultant. Withdrawal Plans should be set up with a Salomon Smith Barney
Financial Consultant. A shareholder who purchases shares directly through the Transfer Agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the Transfer Agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawals. For additional information, shareholders should contact a Salomon
Smith Barney Financial Consultant.

The fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least
$5,000. The withdrawal plan will be carried over on exchanges between Classes of a fund. Any applicable deferred sales charge will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the deferred sales charge at the time the withdrawal plan commences. (With respect to withdrawal plans in effect prior to November 7, 1994, any applicable deferred sales charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares subject to the deferred sales charge.) For further information regarding the automatic cash withdrawal plan, shareholders should contact a Salomon Smith
Barney Financial Consultant.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Adviser and Administrator - SSBC

SSBC (formerly known as Mutual Management Corp.)
serves as investment adviser to the fund pursuant to an investment advisory agreement (the "Investment
Advisory Agreement") with the fund which was approved by the Board of Directors, including a majority of directors who are not "interested persons" of the fund or the manager. The manager is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc.
("Holdings"), which in turn, is a wholly owned subsidiary of Citigroup Inc. ("Citigroup"). Subject to the supervision and direction of the fund's Board of Directors, the manager manages the fund's portfolio in accordance with the fund's stated investment objective and policies, makes investment decisions for the fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the fund. The manager pays the salary of any officer and employee who is employed by both it and the fund. The manager bears all expenses in connection with the performance of its services.
SSBC (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of March 31, 1999 in excess of $114 billion.

As compensation for investment advisory services, the
fund pays the manager a fee computed daily and
payable monthly at 0.30% of the value of the fund's
average daily net assets.  For the fiscal years ended
March 31, 1997, 1998 and 1999, the fund paid the
manager net of fee waivers and expense
reimbursements, $651,616, $665,651 and $   ,
respectively, in investment advisory fees. For the fiscal years ended March 31, 1997, the manager voluntarily waived investment advisory fees of $
  , respectively.

The manager also serves as administrator to the fund pursuant to a written agreement (the "Administration
Agreement"). The services provided by the manager under the Administration Agreement are described in the prospectus under "Management.'' The manager pays the salary of all officers and employees who are employed by both it and the fund and bears all expenses in connection with the performance of its services.

As administrator SSBC: (a) assists in supervising all aspects of the fund's operations; b) supplies the fund with office facilities (which may be in SSBC's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the fund, (ii) applicable contingent deferred sales charges and similar fees and charges and (iii) distribution fees, internal auditing and legal services, internal executive and administrative services, and stationary and office supplies; and (c) prepares reports to shareholders of the fund, tax returns and reports to and filings with the SEC and state blue sky authorities.

As compensation for administrative services rendered
to the fund, the manager receives a fee computed
daily and payable monthly at the following annual
rates of average daily net assets: 0.20% up to $500
million; and 0.18% in excess of $500 million.  For
the fiscal year ended March 31, 1997, the fund paid
$434,410 (net of fee waivers amounting to $    ) in
administration fees.  For the fiscal year ended March
31, 1998, the fund paid the manager $443,768 (net of
fee waivers amounting to $    ) in administration
fees.  For the fiscal year ended March 31, 1999, the
fund paid the manager $        in administration
fees.

The fund bears expenses incurred in its operations including: taxes, interest, brokerage fees and commissions, if any; fees of directors of the fund who are not officers, directors, shareholders or employees of Salomon Smith Barney or the manager; SEC fees and state Blue Sky notice fees; charges of custodians; transfer and dividend disbursing agent's fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings; and meetings of the officers or Board of Directors of the fund.

Auditors

KPMG LLP, independent auditors, 345 Park Avenue, New
York, New York 10154, have been selected to serve as auditors of the fund and to render opinions on the fund's financial statements for the fiscal year ended
March 31, 2000.

Custodian and Transfer Agent

PNC Bank, National Association, located at 17th and
Chestnut Streets, Philadelphia, Pennsylvania 19103, serves as the fund's custodian. Under the custody agreement, PNC holds the fund's portfolio securities and keeps all necessary accounts and records. For its services, PNC receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges. The assets of the fund are held under bank custodianship in compliance with the 1940 Act.

First Data Investor Services Group, Inc., located at
Federal Street, Boston, Massachusetts 02110, serves as the fund's transfer agent. Under the transfer agency agreement, First Data maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, and distributes dividends and distributions payable by the fund. For these services, First Data receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

Distributor

CFBDS, Inc., located at 20 Milk Street, Boston,
Massachusetts 02109-5408 serves as the fund's
distributor pursuant to a written agreement dated
October 8, 1998 (the "Distribution Agreement") which
was approved by the fund's Board of Directors,
including a majority of the Independent Directors on
July 15, 1998.  Prior to the merger of Travelers
Group, Inc. and Citicorp Inc. on October 8, 1998,
Salomon Smith Barney served as the fund's
distributor.  For the 1997 and 1998 fiscal years,
Salomon Smith Barney, received $	 	and $
	 respectively, in sales charges from the sale
of Class A shares, and did not reallow any portion
thereof to dealers. For the period April 1, 1998
through October 7, 1998 the aggregate dollar amount
of sales charges on Class A shares was $     	all
of which was paid to Salomon Smith Barney.  For the
period October 8, 1998 through March 31, 1999 the
aggregate dollar amount of sales charges on Class A
shares was $ 	, $    of which was paid to Salomon
Smith Barney.

For the period June 12, 1998 through October 7, 1998
the aggregate dollar amount of sales charges on Class
L shares was $    , all of which was paid to Salomon
Smith Barney. For the period October 8, 1998 through
March 31, 1999 the aggregate dollar amount of sales
charges on Class L shares was $    	, $     of which
was paid to Salomon Smith Barney.

For the fiscal years ended March 31, 1997, 1998 and
1999, Salomon Smith Barney or its predecessor
received from shareholders $		, $	 and $
 	, respectively, in deferred sales charges on
the redemption of Class B shares.  For the fiscal
years ended March 31, 1997, 1998 and 1999, Salomon
Smith Barney or its predecessor received from $
	, $	 and $		, respectively, in
deferred sales charges on redemption of Class L shares.

When payment is made by the investor before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor's brokerage account and Salomon Smith Barney may benefit from the temporary use of the funds. The fund's Board of Directors has been advised of the benefits to Salomon Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Investment Management Agreement for continuance.

Distribution Arrangements.  To compensate Salomon
Smith Barney for the service it provides and for the expense it bears, the fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the fund pays
Salomon Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.15% of the value of the fund's average daily net assets attributable to the Class A, Class B and Class L shares. In addition, the fund pays Salomon Smith
Barney a distribution fee with respect to Class B and Class L shares primarily intended to compensate
Salomon Smith Barney for its initial expense of paying Financial Consultants a commission upon sales of those shares. The Class B and Class L distribution fee is calculated at the annual rate of 0.50% and 0.55%, respectively, of the value of the fund's average net assets attributable to the shares of each Class.

For the fiscal year ended March 31, 1999, Salomon
Smith Barney incurred distribution expenses totaling
$        consisting of approximately $      for
advertising, $         for printing and mailing of
prospectuses, $        for support services, $
    to Salomon Smith Barney Financial Consultants,
and $       in accruals for interest on the excess of
Salomon Smith Barney expenses incurred in distributing the fund's shares over the sum of the distribution fees and deferred sales charge received by Salomon Smith Barney from the fund.











The following service and distribution fees were incurred pursuant to a Distribution Plan during the periods indicated:




Distribution Plan Fees





Fiscal Year
Ended 3/31/99

Fiscal Year
Ended 3/31/98

Fiscal Year
Ended 3/31/97

Class A

$

$   228,814

$    224,109

Class B

$

$   415,461

$    393,386

Class L*

$

$     37,970

$      30,638

* Class L shares were called Class C shares until June 12, 1998.

Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Independent Directors. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all material amendments of the Plan also must be approved by the Directors and Independent Directors in the manner described above. The Plan may be terminated with respect to a Class of the fund at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Class (as defined in the 1940 Act). Pursuant to the Plan, Salomon Smith Barney will provide the fund's Board of Directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

VALUATION OF SHARES

The fund's net asset value per share is determined as of close of regular trading on the NYSE, on each day that the NYSE is open, by dividing value of the fund's net assets attributable to each Class by the total number of shares of that Class outstanding.

When, in judgement of the pricing service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and asked prices. Investments for which, in the judgement of the pricing service, there is no readily obtainable market quotation (which may contribute a majority of the portfolio securities) are carried at fair value of securities of similar type, yield maturity. Pricing services generally determine value by reference to transactions in municipal obligations, quotations from municipal bond dealers, market transaction in comparable securities and various relationships between securities. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the board of directors determines that amortized cost is fair value.
Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Securities and other assets that are not available will be valued in good faith at fair value by or under the direction of the fund's Board of Directors.

EXCHANGE PRIVILEGE

Shares of each Class of the fund may be exchanged for shares of the same Class of certain Smith Barney
Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence.
Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

Class B Exchanges. If a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher deferred sales charge than that imposed by the fund, the exchanged
Class B shares will be subject to the higher applicable deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

Class L Exchanges.  Upon an exchange, the new Class
L shares will be deemed to have been purchased on the same date as the Class L shares of the fund that have been exchanged.

Class A and Class Y Exchanges. Class A and Class Y shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposition of any charge.

Additional Information Regarding the Exchange
Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the fund's performance and its shareholders. The manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the fund's other shareholders. In this event, the fund may, at its discretion, decide to limit additional purchases and/or exchanges by the shareholder. Upon such a determination, the fund will provide notice in writing or by telephone to the shareholder at least
15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the fund or (b) remain invested in the fund or exchange into any of the funds of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

Certain shareholders may be able to exchange shares by telephone. See ''Redemption of Shares-Telephone
Redemptions and Exchange Program.'' Exchanges will be processed at the net asset value next determined.
Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. An exchange involves a taxable redemption of shares, subject to the tax treatment described in "Dividends, Distributions and Taxes" below, followed by a purchase of shares of a different fund. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.


PERFORMANCE INFORMATION

From time to time, the fund may quote total return of a class in advertisements or in reports and other communications to shareholders. The fund may include comparative performance information in advertising or marketing the fund's shares. Such performance information may include data from the following industry and financial publications: Barron's,
Business Week, CDA Investment Technologies, Inc.,
Changing Times, Forbes, Fortune, Institutional
Investor, Investors Daily, Money, Morningstar Mutual
Fund Values, The New York Times, USA Today and The
Wall Street Journal.

Yield and Equivalent Taxable Yield

A Class' 30-day yield figure described below is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:

YIELD =2 [(a-b +1)6-1]
						 cd

Where:	 a = dividends and interest earned during
the period.
		 b = expenses accrued for the period (net of reimbursement).
c = the average daily number of shares
outstanding during the period that
were entitled to receive dividends.
	 d = the maximum offering price per share on the last day of the period.

For the purpose of determining the interest earned
(variable "a'' in the formula) on debt obligations that were purchased by the fund at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

The fund's equivalent taxable 30-day yield for a Class of shares is computed by dividing that portion of the Class' 30-day yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Class' yield that is not tax-exempt.

The yields on municipal securities are dependent upon a variety of factors, including general economic and monetary conditions, conditions of the municipal securities market, size of a particular offering, maturity of the obligation offered and rating of the issue. Investors should recognize that in periods of declining interest rates the fund's yield for each Class of shares will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield for each Class of shares will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the fund's portfolio, thereby reducing the current yield of the fund. In periods of rising interest rates, the opposite can be expected to occur.

The fund's yield for Class A, Class B and Class L
shares for the 30-day period ended March 31, 1999 was
   %,    % and    %, respectively.  The equivalent
taxable yield for Class A, Class B and Class L shares
for that same period was     %,     % and     %,
respectively, assuming the payment of Federal income
taxes at a rate of 39.6% and New Jersey taxes at a
rate of      %.

Average Annual Total Return

"Average annual total return," as described below, is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

	P (1+T)n = ERV

Where:		 	P = 	a hypothetical initial
payment of $1,000.
T = 	average annual total return.
N =	number of years.
ERV =	Ending Redeemable Value of a
hypothetical $1,000
investment made at the
beginning of a 1-, 5-, or
10-year period at the end of
a 1-, 5-, or 10-year period
(or fractional portion
thereof), assuming
reinvestment of all
dividends and distributions.

The fund's average annual total return for Class A shares assuming the maximum applicable sales charge was as follows for the periods indicated (reflecting the waiver of the fund's investment advisory and administration fees and reimbursement of expenses):

 % for the one-year period ended March 31, 1999.

 % for the five-year period ended March
31, 1999.

 % for the ten-year period ended March 31, 1999.

 % per annum from April 22, 1988
(commencement of operations) through
March 31, 1999.

A Class' average annual total return assumes that the
maximum applicable sales charge or deferred sales
charge assessed by the fund has been deducted from
the hypothetical investment.  Had the maximum 4.00%
sales charge had not been deducted, Class A's average
annual total return would have been    %,    % and
   %, respectively, for those same periods.
The fund's average annual total return for Class B shares assuming the maximum applicable deferred sales charge was as follows for the periods indicated
(reflecting the waiver of the fund's investment advisory and administration fees and reimbursement of expenses):

 % for the one-year period ended March 31, 1999.

 % for the five-year period ended March
31, 1999.

 % per annum from November 6, 1992
(commencement of operations) through
March 31, 1999.

Had the maximum applicable deferred sales charge had
not been deducted at the time of redemption,
Class B's average annual total return would have been
   %,    % and    %, respectively, for the same
periods.

The fund's average annual total return for Class L shares assuming the maximum applicable deferred sales charge was as follows for the periods indicated
(reflecting the waiver of the fund's investment advisory and administration fees and reimbursement of expenses):

 % for the one-year period ended March 31, 1999.

 % per annum from December 13, 1994
(commencement of operations) through
March 31, 1999.

Had the maximum applicable deferred sales charge had
not been deducted at the time of redemption, Class
L's average annual total return for the one-year
period ended March 31, 1999 would have been    %.

Aggregate Total Return

"Aggregate total return" represents the cumulative change in the value of an investment in the Class for the specified period and is computed by the following formula:

	ERV-P
	P

Where: 	P =	a hypothetical initial payment of
$10,000.
ERV=	Ending Redeemable Value of a
hypothetical $10,000 investment
made at the beginning of a 1-, 5-,
or 10-year period at the end of a
1-, 5-, or 10-year period (or
fractional portion thereof),
assuming reinvestment of all
dividends and distributions.

The fund's aggregate total return for Class A shares was as follows for the periods indicated (reflecting the waiver of the fund's investment advisory and administration fees and reimbursement of expenses):

 % for the one-year period ended March 31, 1999.

 % for the five-year period ended March
31, 1999.

 % for the ten-year period ended March 31, 1999.

 % for the period from April 22, 1988
(commencement of operations) through
March 31, 1999.

Class A's aggregate total return assumes that the
maximum applicable sales charge or maximum applicable
deferred sales charge has been deducted from the
investment.  If the maximum sales charge had not been
deducted at the time of purchase, Class A's aggregate
total return for the same periods would have been
 %,   % and    %, respectively.

The fund's aggregate total return for Class B shares was as follows for the periods indicated (reflecting the waiver of the fund's investment advisory and administration fees and reimbursement of expenses):

 % for the one-year period ended March 31, 1999.

 % for the five-year period ended March
31, 1999.

 % for the period from November 6, 1992
(commencement of operations) through
March 31, 1999.

If the maximum applicable deferred sales charge had
not been deducted at the time of redemption, Class
B's aggregate total return for the same periods would
have been    %,   % and    %, respectively.

The fund's aggregate total return for Class L shares was as follows for the period indicated (reflecting the waiver of the fund's investment advisory and administration fees and reimbursement of expenses):

 % for the one-year period ended March 31, 1999.

 % for the period from December 13, 1994
(commencement of operations) through
March 31, 1999.

If the maximum applicable deferred sales charge had
not been deducted at the time of redemption, Class
L's aggregate total return for the one-year period
ended March 31, 1999 would have been         %.

Performance will vary from time to time depending on market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered as representative of the Class' performance for any specified period in the future.
 Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class' performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

It is important to note that the total return figures set forth above are based on historical earnings and are not intended to indicate future performance.
Each Class' net investment income changes in response to fluctuations in interest rates and the expenses of the fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. The fund's policy is to declare and pay exempt-interest dividends monthly.
 Dividends from net realized capital gains, if any, will be distributed annually. The fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains, in order to avoid a Federal excise tax liability. If a shareholder does not otherwise instruct, exempt-interest dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, with no additional sales charge or deferred sales charge.

The per share amounts of the exempt-interest dividends on Class B and Class L shares may be lower than on Class A and Class Y shares, mainly as a result of the distribution fees applicable to Class
B and Class L shares. Similarly, the per share amounts of exempt-interest dividends on Class A shares may be lower than on Class Y shares, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same across all Classes of fund shares (A, B, L and Y).

Taxes. The following is a summary of the material
United States federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state and local consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

The fund and its investments

As described in the fund's prospectus, the fund is designed to provide shareholders with current income which is excluded from gross income for federal income tax purposes and which is exempt from New
Jersey personal income taxes. The fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts because such investors would not gain any additional tax benefit from the receipt of tax-exempt income.

The fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income
(including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, United
States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

As a regulated investment company, the fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long- and short-term capital gains) and its net realized long- and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and its net tax-exempt income for the taxable year is distributed in compliance with the Code's timing and other requirements but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute. Furthermore, the fund will be subject to a United States corporate income tax with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet this distribution requirement.

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits would constitute dividends
(eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as tax-exempt interest.
 If the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the fund failed to qualify as a regulated investment company for a period greater than one taxable year, the fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The fund's transactions in municipal bond index and interest rate futures contracts and options on these futures contracts (collectively "section 1256 contracts") will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in these transactions in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

Taxation of Shareholders

Because the fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry fund shares is not deductible for Federal income tax purposes and New
Jersey personal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then, for Federal income tax purposes, any loss on the sale or exchange of such share may, to the extent of exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as Federal taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by the fund which represents income derived from private activity bonds held by the fund may not retain its Federal tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds or a "related person" thereof. Moreover, some or all of the fund's dividends may be a specific preference item, or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes. In addition, the receipt of the fund's dividends and distributions may affect a foreign corporate shareholder's Federal "branch profits" tax liability and Federal "excess net passive income" tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors to determine whether they are
(a) substantial users with respect to a facility or related to such users within the meaning of the Code or (b) subject to a federal alternative minimum tax, the Federal branch profits tax or the Federal "excess net passive income" tax.

The fund does not expect to realize a significant amount of capital gains. Net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund.

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less (to the extent not disallowed pursuant to the six-month rule described above relating to exempt-interest dividends) will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares.
Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

Backup Withholding. The fund may be required to withhold, for United States federal income tax purposes, 31% of (a) taxable dividends and distributions and (b) redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.
Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

Notices. Shareholders will be notified annually by the fund as to the United States federal income tax and New Jersey personal income tax status of the dividends and distributions made by the fund to its shareholders. These statements also will designate the amount of exempt-interest dividends that is a preference item for purposes of the Federal individual and corporate alternative minimum taxes.
 The dollar amount of dividends excluded or exempt from Federal income taxation and New Jersey personal income taxation and the dollar amount of dividends subject to Federal income taxation and New Jersey personal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the fund. To the extent the fund earns taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend as its taxable net investment income bears to its total net investment income earned on that day.

The foregoing is only a summary of certain material tax consequences affecting the fund and its shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

ADDITIONAL INFORMATION

The fund was incorporated under the laws of the State of Maryland on November 12, 1987 and is registered with the SEC as a non-diversified, open-end management investment company. The fund commenced operations on April 22, 1988 under the name Shearson Lehman New Jersey Municipals Inc. On
October 14, 1994, the fund changed its name to Smith Barney New Jersey Municipals Fund Inc.

Each Class of the fund represents an identical interest in the fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges for each Class; (c) the distribution and/or service fees borne by each Class;
(d) the expenses allocable exclusively to each Class;
(e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The
Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

The fund does not hold annual shareholder meetings.
 There normally will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. The Directors will call a meeting for any purpose upon written request of shareholders holding at least 10% of the fund's outstanding shares, and the fund will assist shareholders in calling such a meeting as required by the 1940 Act.
When matters are submitted for shareholder vote, shareholders of each Class will have on vote for each full share owned and proportionate, fractional vote for any fractional share held of that Class.
Generally, shares of the fund will be voted on a fund-wide basis on all matters except matters affecting only the interests of one Class.

The fund sends to each of its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the fund at the end of the reporting period. In an effort to reduce the fund's printing and mailing costs, the fund plans to consolidate the mailing of its semi-annual and annual reports by household.
This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report.
Shareholders who do not want this consolidation to apply to their account should contact their Financial
Consultants or the Transfer Agent.

FINANCIAL STATEMENTS

The fund's annual report for the fiscal year ended
 March 31, 1999 will be filed on or about July 1,
1999 and will be incorporated by reference in its
entirety Accession Number   .

APPENDIX A

Description of S&P and Moody's ratings:

S&P Ratings for Municipal Bonds

S&P's Municipal Bond ratings cover obligations of states and political subdivisions. Ratings are assigned to general obligation and revenue bonds.
General obligation bonds are usually secured by all resources available to the municipality and the factors outlined in the rating definitions below are weighed in determining the rating. Because revenue bonds in general are payable from specifically pledged revenues, the essential element in the security for a revenue bond is the quantity and quality of the pledged revenues available to pay debt service.

Although an appraisal of most of the same factors that bear on the quality of general obligation bond credit is usually appropriate in the rating analysis of a revenue bond, other factors are important, including particularly the competitive position of the municipal enterprise under review and the basic security covenants. Although a rating reflects S&P's judgment as to the issuer's capacity for the timely payment of debt service, in certain instances it may also reflect a mechanism or procedure for an assured and prompt cure of a default, should one occur, i.e., an insurance program, Federal or state guarantee or the automatic withholding and use of state aid to pay the defaulted debt service.

	AAA

Prime - These are obligations of the highest quality.
 They have the strongest capacity for timely payment of debt service.

General Obligation Bonds - In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds - Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong, due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, and debt service reserve requirements) are rigorous. There is evidence of superior management.

	AA

High Grade - The investment characteristics of general obligation and revenue bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated "AA'' have the second strongest capacity for payment of debt service.


	A

Good Grade - Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

General Obligation Bonds - There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds - Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues.
Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

	BBB

Medium Grade - Of the investment grade ratings, this is the lowest.

General Obligation Bonds - Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between "A'' and "BBB" ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

Revenue Bonds - Debt coverage is only fair.
Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate.
Management performance could be stronger.

	BB, B, CCC and CC

Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

	C

The rating C is reserved for income bonds on which no interest is being paid.




	D

Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

S&P Ratings for Municipal Notes

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) by S&P to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

Moody's Ratings for Municipal Bonds

	Aaa

Bonds that are Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge.'' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

	Aa

Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

	A

Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

	Baa

Bonds that are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

	Ba

Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

	B

Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

	Caa

Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

	Ca

Bonds that are rated Ca represent obligations that are speculative in a high degree. These issues are often in default or have other marked short-comings.

	C

Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's Ratings for Municipal Notes

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's
Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's
Investment Grade (VMIG). This distinction is in recognition of the differences between short- and long-term credit risk. Loans bearing the designation
MIG 1 or VMIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing, from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 or VMIG 2 are of high quality, with margins of protection ample although not as large as the preceding group. Loans bearing the designation MIG 3 or VMIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow may be narrow and market access for refinancing is likely to be less well established.

Description of S&P A-1+ and A-1 Commercial Paper
Rating

The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P.
Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strengths combined with strong liquidity characteristics
(typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of "AA-'' or higher), or the direct credit support of an issuer or guarantor that possesses above-average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 by S&P has the following characteristics:
liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A'' or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.

Description of Moody's Prime-1 Commercial Paper
Rating

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


SMITH BARNEY NEW JERSEY MUNICIPALS FUND INC.



Statement of


Additional
Information























July 29, 1999




Smith Barney New Jersey Municipals Fund Inc.
388 Greenwich Street
New York, NY  10013

	SALOMON SMITH BARNEY
									A
Member of Citigroup [Symbol]


12
FUNDACCOUNTING\LEGAL\FUNDS\NJMU\NJMU SAI 1999




Part C-Other Information

Item 23.Exhibits

All references are to the Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on December 1, 1987. File Nos. 33-18779 and 811-5486 (the "Registration Statement").

(a)(1)	Registrant's Articles of Incorporation dated
November 12, 1987, Articles of Amendment dated December 15, 1988 to Articles of Incorporation, Articles of Revival dated March 31, 1992 to Articles of Incorporation, Articles Supplementary dated November 5, 1992 to Articles of Incorporation, and Articles of Amendment dated
July 30, 1993, to Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement filed on August 1, 1994 ("Post-Effective Amendment No. 12").

(2) Form of Articles of Amendment dated October 14, 1994 to the
Articles of Incorporation are incorporated by reference to Post-
Effective Amendment No. 13 to the Registration Statement filed on
November 7, 1994 ("Post-Effective Amendment No. 13").

(3) Form of Articles Supplementary and Form of Articles of
Amendment dated November 7, 1994 to the Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 13.

(4) Articles of Amendment dated June 1, 1998 of the Articles of
Incorporation is filed herein.

(b) Registrant's By-Laws dated November 23, 1987 are incorporated by reference to the Registration Statement.

(c) Registrant's form of stock certificate is incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement filed on October 23, 1992 ("Post-Effective Amendment No. 9").

(d)(1)	Investment Advisory Agreement dated July 30, 1993 between
the Registrant and Greenwich Street Advisors is incorporated by reference to Post-Effective Amendment No. 12.

(2) Form of Transfer of Investment Advisory Agreement dated as of November 7, 1994, among Registrant, Mutual Management Corp. and SBMFM is incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement filed on June 2, 1995 ("Post-Effective
Amendment No. 14").

(e)(1)		Form of Distribution Agreement dated July 30, 1993
between the Registrant and Smith Barney Shearson Inc. is incorporated by reference to Post-Effective Amendment No. 12.

(2) Distribution Agreement between CFBDS, Inc. and the Registrant dated October 8, 1998 is filed herein.

(3) Selling Group Agreement is filed herein.

(f)		Not Applicable.

(g) Custody Agreement dated June 12, 1995 between the Registrant and PNC Bank, National Association is incorporated by reference to Post-Effective Ammendment No. 16.

(h)(1)	Transfer Agency Agreement dated August 2, 1993 between
the Registrant and The Shareholder Services Group, Inc. is incorporated by reference to Post-Effective Amendment No. 12.

(2) Form of Administration Agreement dated April 20, 1994 between the Registrant and Smith, Barney Advisers, Inc. ("SBA") is incorporated by reference to Post-Effective Amendment No. 13.

(h) Opinion of Counsel as to Legality of Securities being offered is incorporated by reference to Post-Effective Amendment
No. 14.

(j)		Consent of KPMG Peat Marwick LLP to be filed by amendment.

(k)		Not Applicable.

(l)		Not Applicable.

(m)(1)	Amended and Restated Services and Distribution Plan pursuant to Rule 12b-1 dated as of November 7, 1994 is incorporated by reference to Post-Effective Amendment No. 13.

(2) Form of Amended Service and Distribution Plan pursuant to Rule
12b-1 between the Registrant and Salomon Smith Barney Inc. is filed herein.

(n)		Financial Data Schedule to be filed by amendment.

(o)(1)	Form of Rule 18f-3(d) Multiple Class Plan of the
Registrant is incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement filed on March 28, 1996.

(2) Form of Registrant's Rule 18f-3(d) Multiple Class Plan is filed herein.

Item 24.	Persons Controlled by or Under Common Control with Registrant

	  None.

Item 25.	Indemnification

		Response to this item is incorporated by reference to Post-Effective Amendment No. 9.

Item 26.	Business and Other Connections of Investment Adviser

Investment Adviser - - SSBC Fund Management Inc. (SSBC)(formerly known as Mutual Management Corp.)

SSBC was incorporated in December 1968 under the laws of the State of Delaware. SSBC is a wholly owned subsidiary of Salomon Smith
Barney Holdings Inc. ("Holdings") (formerly known as Smith Barney Holdings Inc.) which in turn is a wholly owned subsidiary of Citigroup Inc. ("Citigroup"). SSBC is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act").

The list required by this Item 26 of officers and directors of SSBC together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of FORM ADV filed by SSBC pursuant to the Advisers Act (SEC File No. 801-8314).


Item 29.	Principal Underwriters
(a)

    CFBDS, Inc., ("CFBDS") the Registrant's Distributor, is also the distributor for the following Smith Barney funds: Concert Investment Series, Consulting Group Capital Markets Funds, Greenwich Street Series Fund, Smith Barney Adjustable Rate Government Income Fund, Smith
Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Concert Allocation Series Inc.,
Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment
Funds Inc., Smith Barney Investment Trust, Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc.,
Smith Barney Massachusetts Municipals Fund, Smith Barney Money
Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc.,
Smith Barney Oregon Municipals Fund Inc., Smith Barney Principal
Return Fund, Smith Barney Small Cap Blend Fund, Inc., Smith
Barney Telecommunications Trust, Smith Barney Variable Account Funds, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

CFBDS also serves as the distributor for the following funds: The Travelers Fund UL for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Fund BD for Variable Annuities,
The Travelers Fund BD II for Variable Annuities, The Travelers Fund
BD III for Variable Annuities, The Travelers Fund BD IV for
Variable Annuities, The Travelers Fund ABD for Variable Annuities,
The Travelers Fund ABD II for Variable Annuities, The Travelers
Separate Account PF for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account
QP for Variable Annuities, The Travelers Separate Account TM for
Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The
Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Fund UL for Variable Annuities, The Travelers Fund UL II for Variable Annuities, The Travelers Variable Life Insurance Separate Account One, The
Travelers Variable Life Insurance Separate Account Two, The Travelers Variable Life Insurance Separate Account Three, The Travelers Variable Life Insurance Separate Account Four, The Travelers Separate Account MGA, The Travelers Separate Account MGA II, The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for
Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities, The Travelers Timed Bond Account for Variable Annuities.

In addition, CFBDS, the Registrant's Distributor, is also the distributor for CitiFunds Multi-State Tax Free Trust, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Tax Free Reserves, CitiFunds Trust I, CitiFunds Trust II, CitiFunds Trust III, CitiFunds
International Trust, CitiFunds Fixed Income Trust, CitiSelect VIP
Folio 200, CitiSelect VIP Folio 300, CitiSelect VIP Folio 400,
CitiSelect VIP Folio 500, CitiFunds Small Cap Growth VIP Portfolio.
CFBDS is also the placement agent for Large Cap Value Portfolio, Small Cap Value Portfolio, International Portfolio, Foreign Bond Portfolio, Intermediate Income Portfolio, Short-Term Portfolio,
Growth & Income Portfolio, U.S. Fixed Income Portfolio, Large Cap
Growth Portfolio, Small Cap Growth Portfolio, International Equity Portfolio, Balanced Portfolio, Government Income Portfolio, Tax Free Reserves Portfolio, Cash Reserves Portfolio and U.S. Treasury
Reserves Portfolio.

In addition, CFBDS is also the distributor for the following Salomon Brothers funds: Salomon Brothers Opportunity Fund Inc., Salomon Brothers Investors Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Institutional Series Funds Inc., Salomon Brothers Variable Series Funds Inc.

In addition, CFBDS is also the distributor for the Centurion Funds, Inc.

(b) The information required by this Item 27 with respect to each director and officer of CFBDS is incorporated by reference to Schedule A of Form BD filed by CFBDS pursuant to the Securities and Exchange Act of 1934 (File No. 8-32417).

(c)	Not applicable.

Item 28.	Location of Accountants and Records

(1)		Smith Barney New Jersey Municipals Fund Inc.
		388 Greenwich Street
		New York, New York 10013

(2)		SSBC Fund Management Inc.
		388 Greenwich Street
		New York, New York 10013

(3)		PNC Bank, National Association
		17th and Chestnut Streets
		Philadelphia, Pennsylvania  19103

(4)		First Data Investor Services Group, Inc.
		One Exchange Place
		Boston, Massachusetts 02109

(5) CFBDS, Inc.
21 Milk Street
Boston, Massachusetts 02109

Item 29.	Management Services

		Not Applicable.

Item 30.	Undertakings
		None


SIGNATURES

	Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant, Smith Barney New Jersey Municipals Fund Inc. has duly caused this
Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 25th day of May, 1999.


SMITH BARNEY NEW JERSEY MUNICIPALS FUND INC.



By: /s/ Heath B. McLendon
     Health B. McLendon
     Chairman of the Board,
     President and Chief Executive Officer

	Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and as of the dates indicated.

Signature           Title          	Date

/s/Heath B. McLendon     Chairman of the Board,        May 25, 1999
Heath B. McLendon        President and Chief
                         Executive Officer/s/ Lewis E. Daidone
 Senior Vice President and   May 25, 1999
Lewis E. Daidone          Treasurer, Chief Financial
                          and Accounting Officer


/s/Herbert Barg*     Director      	May 25, 1999
Herbert Barg


/s/Alfred J. Bianchetti*    Director  May 25, 1999
Alfred J. Bianchetti


/s/Martin Brody*           Director    May 25, 1999
Martin Brody


/s/Dwight B. Crane*       Director   May 25, 1999
Dwight B. Crane


/s/Burt N. Dorsett*      Director  	May 25, 1999
Burt N. Dorsett


/s/Elliot S. Jaffe*      Director   May 25, 1999
Elliot S. Jaffe


/s/Stephen E. Kaufman*   Director  	May 25, 1999
Stephen E. Kaufman


/s/Joseph J. McCann*     Director  	May 25, 1999
Joseph J. McCann


/s/Cornelius C. Rose, Jr.*   Director  May 25, 1999
Cornelius C. Rose, Jr.


Signed by Heath B. McLendon, their duly authorized attorney-in-fact, pursuant to power of attorney dated June 26, 1997.


/s/ Heath B. McLendonHeath B. McLendon

EXHIBIT INDEX


Exhibit No.	Exhibit

(a)(4)	Articles of Amendment dated June 1, 1998

(e)(2)	CFBDS Distribution Agreement

(e)(3)            Selling Group Agreement

(j)		Consent of KPMG +

(m)(2)            Form of Rule 12b-1 Plan

(n)	Financial Data Schedule +

(o)(2)	Rule 18f-3 Multiple Class Plan

cover

+ To be filed by further amendment

U:\legal\funds\njmu\1998\secdocs\n1a18